UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

OncoCyte Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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July 27, 2018

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of OncoCyte Corporation which will be held on Monday, August 27, 2018 at 10:00 a.m. at OncoCyte’s principal offices, 1010 Atlantic Avenue, Suite 102, Alameda, California 94501.

The Notice and Proxy Statement on the following pages contain details concerning the business to come before the meeting. Management will report on current operations, and there will be an opportunity for discussion concerning OncoCyte and its activities. Please sign and return your proxy card in the enclosed envelope to ensure that your shares will be represented and voted at the meeting even if you cannot attend. You are urged to sign and return the enclosed proxy card even if you plan to attend the meeting.

I look forward to personally meeting all shareholders who are able to attend.

Judith Segall
Secretary

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held August 27, 2018

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of OncoCyte Corporation will be held at OncoCyte’s principal offices, 1010 Atlantic Avenue, Suite 102 Alameda, California on Thursday, August 27, 2018 at 10:00 a.m. for the following purposes:

1. To elect seven (7) directors to hold office until the next Annual Meeting of Shareholders and until their respective successors are duly elected and qualified. The nominees of the Board of Directors are: Ronald Andrews, William Annett, Andrew Arno, Alfred D. Kingsley, Andrew J. Last, Aditya P. Mohanty, and Cavan Redmond;

2. To ratify the appointment of OUM & Co. LLP as OncoCyte’s independent registered public accountants for the fiscal year ending December 31, 2018;

3. To approve a new Equity Incentive Plan (the “Incentive Plan”) that, if approved, will replace our current Employee Stock Option Plan and will make 5,000,000 shares of common stock available for the grant of stock options or other stock related equity; and

4. To approve an amendment to our Articles of Incorporation to increase the total number of authorized shares of common stock, no par value, that we may issue from 50,000,000 shares to 85,000,000 shares; and

5. To transact such other business as may properly come before the meeting or any adjournments of the meeting.

The Board of Directors has fixed the close of business on July 12, 2018 as the record date for determining shareholders entitled to receive notice of and to vote at the meeting or any postponement or adjournment of the meeting.

Whether or not you expect to attend the meeting in person, you are urged to sign and date the enclosed form of proxy and return it promptly so that your shares may be represented and voted at the meeting. If you should be present at the meeting, your proxy will be returned to you if you so request.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SUBMIT YOUR PROXY PROMPTLY BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD.

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held August 27, 2018.

The Letter to Shareholders, Notice of Meeting and Proxy Statement, and Annual Report on Form 10-K,
are available at: https://materials.proxyvote.com/68235C

By Order of the Board of Directors,

Judith Segall
Secretary
Alameda, California
July 27, 2018

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

To Be Held on Monday, August 27, 2018

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS

AND THE ANNUAL MEETING

Q: Why have I received this Proxy Statement?

We are holding our Annual Meeting of Shareholders (the “Meeting”) for the purposes stated in the accompanying Notice of Annual Meeting, which include (1) electing directors, (2) ratifying the appointment of our independent registered public accountants, (3) approving approve a new Equity Incentive Plan (the “Incentive Plan”) that, if approved, will replace our current Employee Stock Option Plan and will make 5,000,000 shares of common stock available for the grant of stock options or other stock related equity; and; and (4) approving an amendment to our Articles of Incorporation to increase the total number of authorized shares of common stock, no par value, that we may issue from 50,000,000 shares to 85,000,000 shares (the “Articles Amendment Proposal”). At the Meeting, our management will also report on current operations, and there will be an opportunity for discussion concerning OncoCyte and its activities. This Proxy Statement contains information about those matters, relevant information about the Meeting, and other information that we are required to include in a Proxy Statement under the Securities and Exchange Commission’s (“SEC”) regulations.

Q: Who is soliciting my proxy?

The accompanying proxy is solicited by the Board of Directors of OncoCyte Corporation, a California corporation having its principal offices at 1010 Atlantic Avenue, Suite 102, Alameda, California 94501, for use at the Annual Meeting of Shareholders to be held at 10:00 a.m. on Thursday, August 27, 2018 at OncoCyte’s principal offices, 1010 Atlantic Avenue, Suite 102 Alameda, California 94501.

Q: Who is entitled to vote at the Meeting?

Only shareholders of record at the close of business on July 12, 2018, which has been designated as the “record date,” are entitled to notice of and to vote at the Meeting. On that date, there were 39,407,566 shares of OncoCyte common stock issued and outstanding, which constitute the only class of OncoCyte voting securities outstanding.

Q: What percentage of the vote is required to elect directors or to approve the other matters that are being presented for a vote by shareholders?

Directors will be elected by a plurality of the votes cast at the Meeting. Approval of the Articles Amendment Proposal requires the affirmative vote of a majority of shares of our common stock issued, outstanding and entitled to vote on the record date. All other matter to be presented for a vote at the Meeting will require the affirmative vote of a majority of the shares of common stock present and voting on the matter, provided that the affirmative vote cast constitutes a majority of a quorum. A quorum consists of a majority of the outstanding shares of common stock entitled to vote.

Q: How many votes do my shares represent?

Each share of OncoCyte common stock is entitled to one vote in all matters that may be acted upon at the Meeting, except that shareholders may elect to cumulate votes in the election of directors. Under cumulative voting, each shareholder may give one candidate, or may distribute among two or more candidates, a number of votes equal to the number of directors to be elected multiplied by the number of shares of common stock owned. Shareholders may not cumulate votes unless at least one shareholder gives notice of his or her intention to cumulate votes at the Meeting. The enclosed proxy confers discretionary authority to cumulate votes.

Q: What are my choices when voting?

In the election of directors, you may vote for all nominees, or you may withhold your vote from one or more nominees. For each other proposal described in this Proxy Statement, you may vote for the proposal, vote against the proposal, or abstain from voting on the proposal. Properly executed proxies in the accompanying form that are received at or before the Meeting will be voted in accordance with the directions noted on the proxies.

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Q: What if I abstain from voting on a matter?

If you check the “abstain” box in the proxy form, or if you attend the Meeting without submitting a proxy and you abstain from voting on a matter, or if your shares are subject to a “broker non-vote” on a matter, your shares will be deemed to have not voted on that matter in determining whether the matter has received an affirmative vote sufficient for approval. Please see “What if I do not specify how I want my shares voted?” below for additional information about broker non-votes.

Q: Can I change my vote after I submit my proxy form?

You may revoke your proxy at any time before it is voted. If you are a shareholder of record and you wish to revoke your proxy you must do one of the following things:

●	deliver to the Secretary of OncoCyte a written revocation; or

●	deliver to the Secretary of OncoCyte a signed proxy bearing a date subsequent to the date of the proxy being revoked; or

●	attend the Meeting and vote in person.

If you are a “beneficial owner” of shares “held in street name” you should follow the directions provided by your broker or other nominee regarding how to revoke your proxy.

Q: Can I still attend and vote at the Meeting if I submit a proxy?

You may attend the Meeting and vote in person whether or not you have previously submitted a proxy. If you previously gave a proxy, your attendance at the Meeting will not revoke your proxy unless you also vote in person at the Meeting.

If you are a shareholder of record, you may vote your shares at the Meeting by completing a ballot at the Meeting. However, if you are a “street name” holder, you may vote your shares in person only if you obtain a signed proxy from your broker or nominee giving you the right to vote your shares.

Even if you currently plan to attend the Meeting, we recommend that you also submit your proxy first so that your vote will be counted if you later decide not to attend the Meeting.

Q: What are the Board of Directors’ recommendations?

The Board of Directors recommends that our shareholders vote FOR (1) each nominee for election as a director, (2) approval of the appointment of OUM & Co., LLP as our independent registered public accountants for the fiscal year ending December 31, 2018, (3) approval of the adoption of the Incentive Plan, and (4) approval of the Articles Amendment Proposal.

Q: What if I do not specify how I want my shares voted?

Shareholders of Record. If you are a shareholder of record and you sign and return a proxy form that does not specify how you want your shares voted on a matter, your shares will be voted FOR (1) each nominee for election as a director, (2) approval of the appointment of OUM & Co., LLP as our independent registered public accountants for the fiscal year ending December 31, 2018, (3) approval of the adoption of the Incentive Plan, and (4) approval of the Articles Amendment Proposal.

Beneficial Owners. If you are a beneficial owner and you do not provide your broker or other nominee with voting instructions, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under the rules of the various national and regional securities exchanges, brokers and other nominees holding your shares may vote on certain routine matters, including the approval of the appointment of our independent registered public accountants, but cannot vote in the election of directors or with respect to the adoption of the new Incentive Plan. If you hold your shares in street name and you do not instruct your broker or other nominee how to vote on those matters as to which brokers and nominees are not permitted to vote without your instructions, no votes will be cast on your behalf on those matters. This is generally referred to as a “broker non-vote.”

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Q: What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Shareholder of Record. You are a shareholder of record if at the close of business on the record date your shares were registered directly in your name with American Stock Transfer & Trust Company, LLC, our transfer agent.

Beneficial Owner. You are a beneficial owner if at the close of business on the record date your shares were held in the name of a brokerage firm or other nominee and not in your name. Being a beneficial owner means that, like most of our shareholders, your shares are held in “street name.” As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares by following the voting instructions your broker or other nominee provides. If you do not provide your broker or nominee with instructions on how to vote your shares, your broker or nominee will be able to vote your shares with respect to some of the proposals, but not all. Please see “What if I do not specify how I want my shares voted?” above for additional information.

Q: What if any matters not mentioned in the Notice of Annual Meeting or this Proxy Statement come up for vote at the Meeting?

The Board of Directors does not intend to present any business for a vote at the Meeting other than the matters set forth in the accompanying Notice of Annual Meeting of Shareholders. As of the date of this Proxy Statement, no shareholder has notified us of any other business that may properly come before the Meeting. If other matters requiring the vote of the shareholders properly come before the Meeting, then it is the intention of the persons named in the accompanying form of proxy to vote the proxy held by them in accordance with their judgment on such matters.

The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Meeting: (1) matters that the Board of Directors did not know, a reasonable time before the mailing of the notice of the Meeting, would be presented at the Meeting; and (2) matters incidental to the conduct of the Meeting.

Q: Who will bear the cost of soliciting proxies for use at the Meeting?

OncoCyte will bear all of the costs of the solicitation of proxies for use at the Meeting. In addition to the use of the mails, proxies may be solicited by a personal interview, telephone, and telegram by our directors, officers, and employees, who will undertake such activities without additional compensation. Banks, brokerage houses, and other institutions, nominees, or fiduciaries will be requested to forward the proxy materials to the beneficial owners of the common stock held of record by such persons and entities and will be reimbursed for their reasonable expense incurred in connection with forwarding such material.

Q: How can I attend and vote at the Meeting?

If you plan on attending the Meeting in person, please read the “How to Attend the Annual Meeting” section of this Proxy Statement for information about the documents you will need to bring with you to gain admission to the Meeting and to vote your shares in person.

This Proxy Statement and the accompanying form of proxy are first being sent or given to our shareholders on or about July 31, 2018.

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ELIMINATING DUPLICATE MAILINGS

OncoCyte has adopted a procedure called “householding.” Under this procedure, we may deliver a single copy of this Proxy Statement and our Annual Report to multiple shareholders who share the same address, unless we receive contrary instructions from one or more of the shareholders. This procedure reduces the environmental impact of our annual meetings and reduces our printing and mailing costs. We will deliver separate copies of the Proxy Statement and Annual Report to each shareholder sharing a common address if they notify us that they wish to receive separate copies. If you wish to receive a separate copy of the Proxy Statement, or Annual Report, you may contact us by telephone at (510) 775-0515, or by mail at 1010 Atlantic Avenue, Suite 102, Alameda, California 94501. You may also contact us at the above phone number or address if you are presently receiving multiple copies of the Proxy Statement, and Annual Report but would prefer to receive a single copy instead.

ELECTION OF DIRECTORS

At the Meeting, seven (7) directors will be elected to hold office until the next Annual Meeting of Shareholders, and until their successors have been duly elected and qualified. All the nominees named below, Ronald Andrews, William Annett, Andrew Arno, Alfred D. Kingsley, Andrew Last, Aditya Mohanty, and Cavan Redmond, are incumbent directors.

It is the intention of the persons named in the enclosed proxy, unless the proxy specifies otherwise, to vote the shares represented by such proxy FOR the election of the nominees listed below. In the unlikely event that any nominee should be unable to serve as a director, proxies may be voted in favor of a substitute nominee designated by the Board of Directors. If you are a beneficial owner of shares held in street name, your broker or other nominee will not be allowed to vote in the election of directors unless you instruct your broker or other nominee how to vote on the form that the broker or nominee provided to you.

Directors

The names and ages of our directors who are nominees for re-election are:

Ronald Andrews, 59, joined our Board of Directors in April 2018. Mr. Andrews is the founder and principal of the Bethesda Group, a consulting firm that advises companies in the molecular diagnostics and genomics fields. Prior to founding the Bethesda Group in 2015, Mr. Andrews served as President, Genetic Sciences Division of Thermo Fisher Scientific from September 2013 to December 2014, and as President, Medical Sciences Venture for Life Technologies from February 2012 to September 2013 when Life Technologies was acquired by Thermo Fisher. From 2004 to December 2010, Mr. Andrews was the Chief Executive Officer and Vice Chairman of the Board of Clarient, Inc., a cancer diagnostics company, and from December 2010 to February 2012 he served as CEO of GE Molecular Diagnostics after Clarient was acquired by GE Healthcare. Mr. Andrews also held management positions with companies in diagnostics and related medical fields, including Roche Molecular Diagnostics, Immucor, Inc. and Abbott Labs. Mr. Andrews also serves as a director of Orion Health Group Ltd., Oxford ImmunoTec. Mr. Andrews is also a member of the Board of Governors of CancerLinQ LLC, a wholly-owned non-profit subsidiary of the American Society of Clinical Oncology.

Mr. Andrews has over 30 years of experience in the molecular diagnostics and genomics industries, including experience integrating companies acquired in mergers., He also oversaw the transition of Clarient, Inc. into GE Healthcare and established a strategic plan to integrate In Vivo and In Vitro and expand GE’s presence in oncology.

William Annett, 64, joined OncoCyte as Chief Executive Officer in June 2015. Prior to becoming our Chief Executive Officer, Mr. Annett was a Managing Director at Accenture from 2011 to 2014, where he founded, built, and headed Accenture’s West Coast Life Sciences practice with sales, marketing, and delivery responsibilities for the entire territory. His clients included most of the major biotech and pharmaceutical companies in the western United States. At Genentech, from 2003 until 2011, Mr. Annett led the Commercial Strategy group and managed large operational projects with several hundred team members. He also directed the Project Finance function for research and development, which supported all development pipeline products with more than 200 clinical trials. In 2001 Mr. Annett founded and until 2003 served as CEO of Corra Life Sciences, a prenatal diagnostics company, which worked with a consortium of universities to develop blood tests for the major diseases of pregnancy. Mr. Annett also previously served as Chief Executive Officer of BioFX Laboratories, Inc. from 1999 to 2000. Early in his career, Mr. Annett also founded a consumer products company, which he led for six years as Chief Executive Officer. During his tenure, the company became publicly traded on NASDAQ and was then acquired. Mr. Annett holds an MBA from the Harvard Business School.

Mr. Annett brings to our Board his years of senior management experience overseeing the development and commercialization of products and services in the life sciences, pharmaceutical and diagnostics industries.

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Andrew Arno, 59, joined our Board of Directors in June 2015 and has 30 years of experience working with emerging growth companies. He is currently Vice Chairman of “The Special Equities Group” at Chardan Capital Markets, LLC, a privately held investment banking firm, and from June 2013 until July 2015 served as Managing Director of Emerging Growth Equities, an investment bank, and Vice President of Sabr, Inc., a family investment group. He was previously President of LOMUSA Limited, an investment banking firm. From 2009 to 2012, Mr. Arno served as Vice Chairman and Chief Marketing Officer of Unterberg Capital, LLC, an investment advisory firm that he co-founded. He was also Vice Chairman and Head of Equity Capital Markets of Merriman Capital LLC, an investment banking firm, and served on the board of the parent company, Merriman Holdings, Inc. Mr. Arno currently serves on the boards of directors of Smith Micro Software, Inc. and Asterias Biotherapeutics, Inc.

Mr. Arno brings over 30 years’ experience handling a wide range of corporate and financial matters and his background as an investment banker and strategic advisor to emerging growth companies qualifies him to serve on our Board of Directors.

Alfred D. Kingsley, 75, joined the Board of Directors during September 2009 and served as Chairman of the Board from December 2010 until April 2018. Mr. Kingsley is also the Chairman of the Board of Directors of BioTime, Inc. Mr. Kingsley has been general partner of Greenway Partners, L.P., a private investment firm, and President of Greenbelt Corp., a business consulting firm, since 1993. Greenbelt Corp. served as BioTime’s financial advisor from 1998 until June 30, 2009. Mr. Kingsley was Senior Vice-President of Icahn and Company and its affiliated entities for more than 25 years. Mr. Kingsley is also a director of Asterias Biotherapeutics, Inc. Mr. Kingsley holds a BS degree in economics from the Wharton School of the University of Pennsylvania, and a J.D. degree and LLM in taxation from New York University Law School.

Mr. Kingsley’s long career in corporate finance and mergers and acquisitions includes substantial experience in helping companies to improve their management and corporate governance, and to restructure their operations in order to add value for shareholders. As Chairman of the Board of our former parent company BioTime, Mr. Kingsley has been instrumental in structuring BioTime’s equity and debt financings and the business acquisitions that have helped BioTime expand the scope of its business. Mr. Kingsley, along with entities that he controls, is currently one of the largest shareholders of BioTime.

Andrew J. Last, 58, joined the Board of Directors during December 2015. In January of 2018, Dr. Last was appointed as Chief Commercial Officer at Berkeley Lights. Berkeley Lights is enabling cell by cell selection and manipulation to empower development, antibody discovery and engineering for personalized therapies. Previously, he served as Chief Operating Officer of Intrexon Corporation. From 2010 to 2016, Dr. Last was Executive Vice President and Chief Operating Officer of Affymetrix. Before joining Affymetrix, Dr. Last served as Vice President, Global and Strategic Marketing of BD Biosciences and as General Manager of Pharmingen from 2004 to 2010. From 2002 to 2004, Dr. Last held management positions at Applied Biosystems, Inc., including as Vice President and General Manager from 2003-2004 and Vice President of Marking 2002-2003. Earlier in his career, he served in a variety of management positions at other companies, including Incyte Genomics and Monsanto. Dr. Last holds Ph. D. and MS degrees with specialization in Agrochemical Chemicals and Bio-Aeronautics, respectively, from Cranfield University, and a BS degree in Biological Sciences from the University of Leicester in the United Kingdom.

Dr. Last shares with our Board his many years of senior management experience commercializing products internationally in the genomics and life-sciences industries.

Aditya P. Mohanty, 51, joined the Board of Directors during April 2015. Mr. Mohanty was appointed Co-Chief Executive Officer of BioTime, Inc. during October 2015, after serving as BioTime’s Chief Operating Officer since December 2014. Mr. Mohanty is also a member of BioTime’s Board of Directors. Mr. Mohanty previously served in a number of executive positions at Shire plc, including as President/Head Regenerative Medicine from 2013 to 2014, as Senior Vice President, Business and Technical Operations from 2012 to 2013, as Global Franchise Head MPS from 2010 to 2012, and as Vice President of Operations/Product General Manager from 2005 to 2012. Shire plc is a biotechnology company focused on research, development and commercialization of novel biological products for rare diseases. Mr. Mohanty was VP of Manufacturing and Operations at Transkaryotic Therapies, Inc. from 2002 to 2005 when it was acquired by Shire. Before joining Transkaryotic Therapies, Mr. Mohanty held a number of management positions at Baxter Healthcare Corporation, Bioscience Division from 1990 to 2002. Mr. Mohanty also serves as a director of Asterias Biotherapeutics, Inc. Mr. Mohanty received an MBA degree from Saint Mary’s College, an MS in Chemical Engineering from Clarkson University, and a B. Tech in Chemical Engineering from REC Trichy, in India.

Mr. Mohanty brings to our Board his years of experience as an executive in the pharmaceutical industry, with particular emphasis on product development and manufacturing.

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Cavan Redmond, 57, joined our Board of Directors in August of 2015 and was appointed Chairman of the Board during April 2018. Since 2014, Mr. Redmond has served as Partner for Zarsy, LLC. Mr. Redmond served as Chief Executive Officer of WebMD from May 2012 until May 2013. From August 2011 until May 2012, Mr. Redmond served as Group President, Animal Health, Consumer Healthcare and Corporate Strategy of Pfizer Inc., a pharmaceutical company. He served as Pfizer’s Group President, Animal Health, Consumer Healthcare, Capsugel and Corporate Strategy from December 2010 until August 2011 and as its Senior Vice President and Group President, Pfizer Diversified Businesses from October 2009 until December 2010. Prior to Pfizer’s acquisition of Wyeth, a pharmaceutical company, Mr. Redmond served as President, Wyeth Consumer Healthcare and Animal Health Business from May 2009 until October 2009. Before that, he held the positions of President, Wyeth Consumer Healthcare from December 2007 until May 2009 and Executive Vice President and General Manager, BioPharma, Wyeth Pharmaceuticals from 2003 until December 2007. Mr. Redmond also serves as a director of BioTime, Inc.

Mr. Redmond brings to our Board his years of experience as a senior executive in the pharmaceutical and veterinary products industries.

Director Independence

Our Board of Directors has determined that Ronald Andrews, Andrew Arno, Andrew Last, and Cavan Redmond qualify as “independent,” and that Don M. Bailey, who served as a director until November 2107, qualified as “independent,” in accordance with Section 803(A) of the NYSE American Company Guide. The members of our Audit Committee meet the additional independence standards under Section 803(B)(2) of the NYSE American Company Guide and Section 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the members of our Compensation Committee meet the additional independence standards under Section 805(c)(1) of the NYSE American Company Guide. Our independent directors received no compensation or remuneration for serving as directors except as disclosed under “CORPORATE GOVERNANCE—Compensation of Directors.” None of these directors, nor any of the members of their families, have participated in any transaction with us that would disqualify them as “independent” directors under the standards described above.

William Annett does not qualify as independent because he is our full-time employee, Aditya Mohanty does not qualify as “independent” because within the past three years he received compensation from our former parent BioTime as an executive officer, and Alfred D. Kingsley does not qualify as “independent” because within the past three years he received compensation for serving as our Executive Chairman.

CORPORATE GOVERNANCE

Directors’ Meetings

During the fiscal year ended December 31, 2017, our Board of Directors met 14 times. None of our current directors attended fewer than 75% of the meetings of the Board and the committees on which they served.

Directors are also encouraged to attend our annual meetings of shareholders, although they are not formally required to do so.

Meetings of Non-Management Directors

Our non-management directors meet no less frequently than quarterly in executive session, without any directors who are OncoCyte officers or employees present. These meetings allow the non-management directors to engage in open and frank discussions about corporate governance and about our business, operations, finances, and management performance.

Shareholder Communications with Directors

If you wish to communicate with the Board of Directors or with individual directors, you may do so by following the procedure described on our website www.oncocyte.com.

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Code of Ethics

We have adopted a Code of Business Conduct and Ethics (“Code of Ethics”) that applies to our principal executive officers, our principal financial officer and accounting officer, our other executive officers, and our directors. The purpose of the Code of Ethics is to promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with or submit to the SEC and in our other public communications; (iii) compliance with applicable governmental rules and regulations; (iv) prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and (v) accountability for adherence to the Code of Ethics. A copy of our Code of Ethics has been posted on our internet website and can be found at www.oncocyte.com. We intend to disclose any future amendments to certain provisions of our Code of Ethics, and any waivers of those provisions granted to our principal executive officers, principal financial officer, principal accounting officer or controller or persons performing similar functions, by posting the information on our website within four business days following the date of the amendment or waiver.

Board Leadership Structure

Our leadership structure bifurcates the roles of Chief Executive Officer and Chairman of the Board. In other words, although William Annett is our Chief Executive Officer and is a member of our Board, Cavan Redmond currently serves as Chairman of the Board. The Company believes that the Chairman can provide support and advice to the Chief Executive Officer, and lead the Board in fulfilling its responsibilities. The Chairman of the Board serves as an active liaison between the Board and our Chief Executive Officer and our other senior management. The Chairman of the Board also interfaces with our other non-management directors with respect to matters such as the members and chairs of Board committees, other corporate governance matters, and strategic planning.

The Board’s Role in Risk Management

The Board has an active role, as a whole, in overseeing management of the risks of our business. The Board regularly reviews information regarding our credit, liquidity, and operations, as well as the risks associated with our research and development activities and our plans to expand our business. The Audit Committee provides oversight of our financial reporting processes and the annual audit of our financial statements. In addition, the Nominating/Corporate Governance Committee reviews and must approve any business transactions between OncoCyte and its executive officers, directors, and shareholders who beneficially own 5% or more of our outstanding shares of common stock.

Committees of the Board

The Board of Directors has an Audit Committee, a Compensation Committee, and a Nominating/Corporate Governance Committee, the members of which are independent in accordance with Section 803(A) of the NYSE American Company Guides and Section 10A-3 under the Exchange Act. The members of the Audit Committee and Compensation Committee must also meet the independence tests applicable to members of those committees under the NYSE American Company Guide. We also have a Science & Technology Committee and a Finance Committee, the members of which need not be independent.

Audit Committee

The members of the Audit Committee are Andrew Arno (Chairman), Ronald Andrews, Andrew J. Last, and Cavan Redmond. Mr. Andrews joined the Audit Committee during April 2018. During 2017, Don M. Bailey served on the Audit Committee. The Audit Committee held six meetings during 2017. The purpose of the Audit Committee is to recommend the engagement of our independent registered public accountants, to review their performance and the plan, scope, and results of the audit, and to review and approve the fees we pay to our independent registered public accountants. The Audit Committee also will review our accounting and financial reporting procedures and controls. The Audit Committee has a written charter that requires the members of the Audit Committee to be directors who are independent in accordance with Section 803(A) and Section 803(B) of the NYSE American Company Guide and Section 10A-3 under the Exchange Act. A copy of the Audit Committee Charter has been posted on our internet website and can be found at www.oncocyte.com.

Our Board of Directors has determined that Andrew Arno meets the criteria of an “audit committee financial expert” within the meaning of the SEC’s regulations based on his many years of experience in the investment banking industry, and his audit committee service at another company, including the evaluation of financial statements.

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Compensation Committee

The members of the Compensation Committee are Ronald Andrews (Chairman), Andrew Arno, Andrew J. Last, and Cavan Redmond. Mr. Andrews joined the Compensation Committee during April 2018. The Compensation Committee met six times during 2017. All of the members of the Compensation Committee qualify as “independent” in accordance with Section 803(A) and Section 805(c)(1) of the NYSE American Company Guide. The Compensation Committee oversees our compensation and employee benefit plans and practices, including executive compensation arrangements and incentive plans and awards of stock options and other equity-based awards under our Option Plan. The Compensation Committee will determine or recommend to the Board of Directors the terms and amount of executive compensation and grants of equity-based awards to executives, key employees, consultants, and independent contractors. The Chief Executive Officer may make recommendations to the Compensation Committee concerning executive compensation and performance, but the Compensation Committee makes its own determination or recommendation to the Board of Directors with respect to the amount and components of compensation, including salary, bonus and equity awards to executive officers, generally taking into account factors such as company performance, individual performance, and compensation paid by peer group companies. A copy of the Compensation Committee Charter has been posted on our internet website and can be found at www.oncocyte.com.

OncoCyte has engaged Barney & Barney to provide compensation consulting services and advice to management and the Compensation Committee, which has generally included market survey information and competitive market trends in employee, executive and directors’ compensation programs. Barney & Barney has also made recommendations to the Compensation Committee with respect to pay mix components such as salary, bonus, equity awards and the target market pay percentiles in which executive compensation should fall so OncoCyte can be competitive in executive hiring and retention.

Report of the Audit Committee on the Audit of Our Financial Statements

The following is the report of the Audit Committee with respect to OncoCyte’s audited financial statements for the year ended December 31, 2017.

Don M. Bailey also served on the Audit Committee during 2017. Mr. Bailey resigned from the Board and the Audit Committee during November 2017. Ronald Andrews jointed the Audit Committee during April 2018 when he became a member of our Board of Directors. Accordingly, Mr. Andrews did not participate in the review of our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2107, and did not participate in discussions with our independent registered public accountants concerning those financial statements or other matters as described below.

The information contained in this report shall not be deemed “soliciting material” or otherwise considered “filed” with the SEC, and such information shall not be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that OncoCyte specifically incorporates such information by reference in such filing.

The members of the Audit Committee held discussions with our management and representatives of OUM & Co., LLP, our independent registered public accountants, concerning the audit of our financial statements for the year ended December 31, 2017. The independent public accountants are responsible for performing an independent audit of our financial statements and issuing an opinion on the conformity of those audited financial statements with generally accepted accounting principles in the United States. The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of OncoCyte’s financial statements.

The Audit Committee members reviewed and discussed with management and representatives of the auditors the audited financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2017. Our auditors also discussed with the Audit Committee the adequacy of OncoCyte’s internal control over financial reporting.

The Audit Committee members discussed with the auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). Our auditors submitted to the Audit Committee the written disclosures and the letter mandated by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence. Based on the reviews and discussions referred to above, the Audit Committee unanimously approved the inclusion of the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2017, filed with the Securities and Exchange Commission.

The Audit Committee also met on a quarterly basis with the auditors during 2017 to review and discuss our financial statements for the quarter and the adequacy of internal control over financial reporting.

The Audit Committee: Andrew Arno (Chairman), Ronald Andrews, Andrew J. Last, and Cavan Redmond.

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Nomination of Candidates for Election as Directors

Nominating and Corporate Governance Committee and Nominating Policies and Procedures

The members of the Nominating/Corporate Governance Committee are Andrew J. Last (Chairman), Andrew Arno, and Cavan Redmond. Don M. Bailey also served on the Nominating/Corporate Governance Committee during 2017. The Nominating/Corporate Governance Committee held two meetings during 2017.

The purpose of the Nominating/Corporate Governance Committee is to recommend to the Board of Directors individuals qualified to serve as directors and on committees of the Board, and to make recommendations to the Board on issues and proposals regarding corporate governance matters. The Nominating/Corporate Governance Committee also overseas compliance with, and all requests for waivers of, our Code of Conduct, and under our Interested Persons Transaction Policy reviews for approval transactions between us and our executive officers, directors, and shareholders who beneficially own 5% or more of our outstanding shares of common stock.

The Nominating/Corporate Governance Committee will consider nominees for election as directors proposed by shareholders, provided that they notify the Nominating/Corporate Governance Committee of the nomination in writing at least 120 days before the date of the next annual meeting and they and the nominee provide the Nominating/Corporate Governance Committee with all information that the Nominating/Corporate Governance Committee may reasonably request regarding the nominee, no later than 90 days prior to the annual meeting. A copy of the Nominating/Corporate Governance Committee Charter has been posted on our internet website and can be found at www.oncocyte.com.

The Board and the Nominating/Corporate Governance Committee have not set any specific minimum qualifications that a prospective nominee would need in order to be nominated to serve on the Board of Directors. Rather, in evaluating any new nominee or incumbent director, the Nominating/Corporate Governance Committee will consider whether the particular person has the knowledge, skills, experience, and expertise needed to manage our affairs in light of the skills, experience, and expertise of the other members of the Board as a whole. The Committee will also consider whether a nominee or incumbent director has any conflicts of interest with OncoCyte that might conflict with our Code of Ethics or that might otherwise interfere with their ability to perform their duties in a manner that is in the best interest of OncoCyte and its shareholders. The Committee will also consider whether including a prospective director on the Board will result in a Board composition that complies with (a) applicable state corporate laws, (b) applicable federal and state securities laws, and (c) the rules of the SEC and each stock exchange on which our shares are listed.

The Board of Directors and the Nominating/Corporate Governance Committee have not adopted specific policies with respect to a particular mix or diversity of skills, experience, expertise, perspectives, and background that nominees should have. However, the present Board was assembled with a focus on attaining a Board comprised of people with substantial experience in bioscience, the pharmaceutical or diagnostic industry, corporate management, and finance. The Board believes that this interdisciplinary approach will best suit our needs as we work to develop and commercialize cancer diagnostic tests.

Some of the factors considered by the Committee and the Board in selecting the Board’s nominees for election at the Meeting are discussed in this Proxy Statement under “ELECTION OF DIRECTORS—Directors.”

Executive Officers

William Annett, Mitchell Levine, Lyndal K. Hesterberg, and Kristine C. Mechem are our only executive officers. Russell L. Skibsted served as Chief Financial Officer through November 2017. Dr. Mechem is presently on an unpaid sabbatical that is scheduled to end on September 10, 2018 but which may be extended by OncoCyte for up to an additional three months.

Mitchell Levine joined OncoCyte as Chief Financial Officer in November 2017. Prior to joining OncoCyte, Mr. Levine was the Managing Partner of Kirby Cove Capital Advisors, which provides consulting services to international life sciences investment funds regarding collaboration and investment in US-based life sciences companies. Mr. Levine was the founder and from 2002 to 2017 the managing member of Enable Capital Management, LLC, the general partner of, Enable Growth Partners, L.P. provided growth capital to technology, life sciences, consumer products, and energy companies. Prior to founding Enable, Mr. Levine was a founding member of The Shemano Group, a leading San Francisco-based investment bank that focused on the capital needs of growth companies. He has also worked at Bear Stearns and Lehman Brothers. Mr. Levine received his BA from the University of California, Davis.

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Lyndal K. Hesterberg, Ph.D. was appointed Senior Vice President-Research and Development during November 2016. Dr. Hesterberg began providing consulting services to OncoCyte in 2015 and was named Vice President of Development in February of 2016. Dr. Hesterberg continues to provide counsel on clinical trial design, product development and corporate strategy as a consultant to medical and biotech companies. Until 2012, Dr. Hesterberg was the Chief Technology Officer of Crescendo Biosciences where he was responsible for clinical trial, laboratory operations, manufacturing and quality systems and helped bring to market Vectra DA. Previously, he was the president and Chief Executive Officer of Barofold, Inc., where he led the company from product conception through its clinical stage, and recruited a senior leadership team that developed a pipeline of proprietary drug candidates. Dr. Hesterberg received his Ph.D. in biochemistry from the University of St. Louis and a Bachelor of Sciences from the University of Illinois.

Kristine C. Mechem, Ph.D. joined OncoCyte Corporation as Vice President of Marketing in August 2015 after serving as a commercialization consultant assisting in the areas of portfolio management, launch planning and forecasting from April 2015 until joining OncoCyte. Dr. Mechem served as a Director of Business Insights and Analytics at Abbott Diabetes Care, from 2011 until 2014, leading a team of analysts and forecasters supporting the business planning process and developing monthly key performance indicators for its senior management. Dr. Mechem brings to OncoCyte extensive experience within the biotechnology and diagnostics industry. Dr. Mechem’s leadership and industry experience includes: marketing, planning and analytic roles. Her experience spans from smaller early stage diagnostic companies such as Corra Life Sciences, to larger biopharma companies like Abbott Laboratories and Genentech. At Corra Life Sciences, a prenatal diagnostics company, she was a co-founder and served as Vice President of Business Development and Marketing from 2006 until 2007. Dr. Mechem provided business development and marketing support working to secure co-development partners and license intellectual property from three prominent universities. At Genentech from 2009 until 2010, Dr. Mechem supported the portfolio management and led the business planning process for a $400 million annual revenue product. Her increasing roles of responsibility included long range planning, commercial opportunity assessments, and target product profile market research. Dr. Mechem holds a Ph.D. from the University of Chicago, where she was a National Institute of Child Health and Human Development (NICHD) fellow. She also completed the Stanford Business School Executive Program in Strategy and Organization.

Other Key Management Team Members

Lyssa Friedman joined OncoCyte as a consultant in April 2014 and was named Vice President of Clinical and Regulatory Affairs in September 2015. Ms. Friedman started her career as a registered nurse specializing in oncology, and has led clinical research operations teams for more than 15 years. Ms. Friedman was a founding team member at Veracyte, Inc. and worked there from 2008 to 2014, where she executed a 49-site, 4000-subject clinical validation study that resulted in the launch of the Afirma® Gene Expression Classifier. She later oversaw clinical utility studies that contributed to positive coverage decision from the Centers for Medicare and Medicaid Services and major U.S private insurers. Ms. Friedman is an author of about a dozen peer-reviewed publications and is a frequent speaker on diagnostic development, clinical and regulatory affairs, and reimbursement. Ms. Friedman received her masters in Public Administration from the University of San Francisco.

William K. Seltzer, Ph.D. began providing consulting services to OncoCyte in September 2014 and has since been appointed Vice President of Clinical Services. Dr. Seltzer provides consulting services to companies in the diagnostic industry and is a board certified clinical molecular geneticist with 30 years commercial and academic experience in clinical diagnostic services, clinical diagnostic products development and commercialization, quality assurance and regulatory compliance. As an Associate Professor of Pediatrics at Colorado, he founded and directed the University’s DNA Diagnostic Laboratory. Later, as a member of the executive management team at Athena Diagnostics, Inc. and as senior Laboratory Director, Dr. Seltzer was responsible for the successful launch and oversight of clinical services for over 100 laboratory diagnostic tests in the fields of neurology, endocrinology and nephrology.

Dr. Seltzer established the clinical diagnostic laboratory at Veracyte, Inc. which developed and launched the first molecular cytology test in the country and later served as laboratory director and site director at Counsyl, Inc. a health technology company. He has published more than 50 articles in peer-reviewed scientific journals and is co-inventor on patents for molecular diagnostics and methods. Dr. Seltzer received his Ph.D. in Pharmacology and Nutrition from the University of Southern California and completed a clinical fellowship in molecular genetics at the University of Colorado School of Medicine.

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DIRECTOR COMPENSATION

Directors and members of committees of the Board of Directors who are salaried employees of OncoCyte or BioTime are entitled to receive compensation as employees but are not compensated for serving as directors or attending meetings of the Board or committees of the Board. All directors are entitled to reimbursements for their out-of-pocket expenses incurred in attending meetings of the Board or committees of the Board.

Non-employee directors, other than the Chairman of the Board of Directors, received an annual fee of $30,000 in cash during 2017, plus $1,000 for each regular or special meeting of the Board of Directors attended or $500 for each meeting attended by telephone conference call. In addition to cash fees, non-employee directors received options to purchase 26,520 shares of common stock under our Employee Stock Option Plan (the “Option Plan”) during 2017. In 2017, our Chairman received an annual cash fee of $65,000, plus $1,000 for each regular or special meeting of the Board of Directors attended or $500 for each meeting attended by telephone conference call, and an annual award of options to purchase 66,300 shares of OncoCyte common stock. Per meeting fees were eliminated as of April 24, 2017.

The annual fee of cash was paid, and the stock options granted vested and became exercisable, in four equal quarterly installments, provided that the non-employee director remained a director on the last day of the applicable quarter. The options will expire if not exercised five years from the date of grant.

After the Meeting, the annual grant of stock options to non-employee directors, other than the Chairman, will be increased to 45,000 stock options that will vest annually. Non-employee directors who are appointed or elected to the Board of Directors for the first time after the Meeting will also receive a one-time grant of 52,500 stock options that will vest over a period of three years.

Directors who served on the Audit Committee, the Compensation Committee, the Nominating/Corporate Governance Committee, Science and Technology Committee or the Finance Committee during 2017, received, in addition to other fees payable to them as directors, the following annual fees:

●	Audit Committee Chairman: $10,000 in the first quarter and increased to $15,000 effective April 24, 2017.
●	Audit Committee Member other than Chairman: $7,000 in the first quarter and increased to $7,500 effective April 24, 2017
●	Compensation Committee Chairman: $7,500 in the first quarter and increased to $10,000 effective April 24, 2017
●	Compensation Committee Member other than Chairman: $5,000
●	Nominating/Corporate Governance Committee Chairman: $7,500 in the first quarter and increased to $10,000 effective April 24, 2017
●	Nominating/Corporate Governance Committee Member other than Chairman: $5,000
●	Science and Technology Committee Chairman: $7,500 in the first quarter and increased to $10,000 effective April 24, 2017
●	Science and Technology Committee Member other than Chairman: $5,000
●	Finance Committee Chairman: $10,000 effective July 15, 2017
●	Finance Committee Member other than Chairman: $5,000 effective July 15, 2017

Members of those committees formerly received $1,000 for each committee meeting attended in person, and $500 for each committee meeting attended by telephone. Per meeting fees were eliminated as of April 24, 2017.

The following table summarizes certain information concerning the compensation paid during the past fiscal year to each of the persons who served as directors during the year ended December 31, 2017 and who were not our employees on the date the compensation was earned.

Name	Fees Earned Or Paid in Cash	Option Awards (1)		Total
Andrew Arno	$65,750	$83,281	(2)	$149,031
Don M. Bailey	$41,250	$83,281	(3)	$124,531
Alfred D. Kingsley	$68,000	$210,344	(4)	$278,344
Andrew J. Last	$70,875	$83,281	(2)	$154,156
Cavan Redmond	$62,750	$83,281	(2)	$146,031

(1)	Options granted will vest and become exercisable in equal quarterly installments over a one-year period or other vesting periods, but must be reported here at the aggregate grant date fair value, as if all options were fully vested and exercisable at the date of grant. Values are computed in accordance with FASB Accounting Standards Codification (ASC) Topic 718. We used the Black-Sholes-Merton Pricing Model to compute option fair values based on applicable exercise and stock prices, an expected option term, volatility assumptions, and risk-free interest rates.

(2)	Messrs. Arno, Bailey, Last, and Redmond each received 26,520 stock options. We used the following variables to compute the value of the options: stock price and exercise price of $5.10, expected option term of 5.3 years, volatility of 73.42%, and risk-free interest rate of 1.79%.

(3)	Mr. Bailey resigned from the Board of Directors during November 2017.

(4)	Mr. Kingsley received 66,300 stock options. We used the following variables to compute the value of the options: stock price and exercise price of $5.10, expected option term of 5.3 years, volatility of 73.42%, and risk-free interest rate of 1.79%.

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EXECUTIVE COMPENSATION

Emerging Growth Company

We are an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012. As an emerging growth company, we may take advantage of specified reduced disclosure and other requirements that are otherwise applicable, in general, to public companies that are not emerging growth companies. Accordingly, this Proxy Statement includes reduced disclosure about our executive compensation arrangements and does not include a non-binding shareholder advisory vote on executive compensation.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

The members of our Compensation Committee are Ronald Andrews, Andrew Arno, Andrew J. Last, and Cavan Redmond, each of whom qualify as “independent” in accordance with Section 803(A) and Section 805(c) of the NYSE American Company Guide. Mr. Andrews, Mr. Arno, Mr. Last and Mr. Redmond are not current or former officers or employees of OncoCyte or BioTime or any of BioTime’s subsidiaries, nor did any of them have any relationship with OncoCyte, BioTime or any of BioTime’s subsidiaries requiring disclosure under Item 404 of SEC Regulation S-K except as reported in this proxy statement.

During last fiscal year, none of our executive officers served as (a) a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our Compensation Committee, (b) a director of another entity, one of whose executive officers served on our Compensation Committee, or (c) a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our Board of Directors.

Executive Employment Agreements and Change of Control Provisions

We have entered into Employment Agreements with our Chief Executive Officer William Annett, our Chief Financial Officer Mitchell Levine, our Senior Vice President of Research and Development Lyndal Hesterberg, and our Vice President of Marketing Kristine C. Mechem.

During March 2017, the Compensation Committee reviewed the base salaries of Mr. Annett and Dr. Mechem. The Compensation Committee determined, and recommended to the Board of Directors, that during 2017 the base salaries for Mr. Annett and Dr. Mechem should increase from $380,000 and $210,000 to $400,000 and $228,000, respectively, and the Board of Directors approved those salary increases. The Board of Directors, in consultation with the Compensation Committee, awarded limited bonuses to our executive officers for 2017, as shown in the Summary Compensation Table.

Pursuant to Mr. Annett’s Employment Agreement, he is eligible to receive annual cash incentive bonus awards determined by the Board of Directors, with a target bonus of not less than 35% of his base salary, based on his achievement of specific, objectively determinable, performance goals at target levels for the year. If the specified performance goals are achieved at maximum levels, the amount of the annual bonus will be up to 150% of Mr. Annett’s base salary as determined by the Board of Directors in its sole discretion.

Mr. Annett’s employment agreement contains provisions entitling him to severance benefits under certain circumstances. If we terminate Mr. Annett’s employment without “cause” or if he resigns for “good reason” as those terms are defined in his employment agreement, he will be entitled to receive as a severance benefit six months base salary, a pro rated portion of the target bonus for the year, payable on the date that annual bonuses would otherwise be payable to executives, and any unvested stock options that would have vested during the six months following termination of his employment (the “Severance Period”) will vest, and the period during which his vested options may be exercised will be extended to earlier of the date twelve months after termination of his employment or the expiration date of the option. If Mr. Annett’s employment is terminated without “cause” or if he resigns for “good reason” within twelve months following a “Change of Control,” he will be entitled to twelve months base salary and the Severance Period will be twelve months rather than six months. In addition, if Mr. Annett elects continued health insurance coverage under the Consolidated Omnibus Budget Reconciliation Act (“COBRA”) we will reimburse him for or we will directly pay the premiums for that coverage until the earlier of the end of the Severance Period or the date on which he receives equivalent health care insurance in connection with new employment. In order to receive the severance benefits, Mr. Annett must execute a general release of all claims against us and must return all our property in his possession.

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“Change of Control” means (A) the acquisition of our voting securities by a person or an Affiliated Group entitling the holder to elect a majority of our directors; provided, that an increase in the amount of voting securities held by a person or Affiliated Group who on the date of the Employment Agreement beneficially owned (as defined in Section 13(d) of the Exchange Act, and the regulations thereunder) more than 10% of our voting securities shall not constitute a Change of Control; and provided, further, that an acquisition of voting securities by one or more persons acting as an underwriter in connection with a sale or distribution of voting securities shall not constitute a Change of Control, (B) the sale of all or substantially all of our assets; or (C) a merger or consolidation in which we merge or consolidate into another corporation or entity in which our shareholders immediately before the merger or consolidation do not own, in the aggregate, voting securities of the surviving corporation or entity (or the ultimate parent of the surviving corporation or entity) entitling them, in the aggregate (and without regard to whether they constitute an Affiliated Group) to elect a majority of the directors or persons holding similar powers of the surviving corporation or entity (or the ultimate parent of the surviving corporation or entity). A Change of Control shall not be deemed to have occurred if all of the persons acquiring our voting securities or assets, or merging or consolidating with us, are one or more of our direct or indirect subsidiaries or parent corporations. “Affiliated Group” means (A) a person and one or more other persons in control of, controlled by, or under common control with, such person; and (B) two or more persons who, by written agreement among them, act in concert to acquire voting securities entitling them to elect a majority of our directors. “Person” includes both people and entities.

Mr. Annett’s Employment Agreement also provides that if any of the payments to him would constitute “parachute payments” under applicable provisions of the Internal Revenue Code and would be subject to excise tax, we will use our best efforts to obtain shareholder approval of the payment, or Mr. Annett may elect to accept a reduced amount that would not be subject to the excise tax on parachute payments.

Pursuant to Mr. Levine’s Employment Agreement entered into on November 15, 2017, he is eligible to receive annual cash incentive bonus awards determined by the Board of Directors, with a target bonus of not less than 40% of his base salary, based on his achievement of specific, objectively determinable, performance goals at target levels for the year.

Mr. Levine’s employment agreement contains provisions entitling him to severance benefits under certain circumstances. If we terminate Mr. Levine’s employment on or after August 1, 2018 without “cause” he will be entitled to six months base salary. If we terminate Mr. Levine on or after August 1, 2018 following a “Change of Control,” he will be entitled to twelve months base salary. The severance compensation may be paid in a lump sum or, at our election, in installments consistent with the payment of his salary while employed by us. In order to receive the severance benefits, Mr. Levine must execute a general release of all claims against us and must return all our property in his possession.

Pursuant to his Employment Agreement, Dr. Hesterberg received a base annual salary of $210,750 for 2017. He is eligible to receive annual cash incentive bonus awards determined by the Board of Directors, with a target bonus of 35% of his base salary, based on his performance and achievement of goals or milestones set by the Board of Directors.

Pursuant to her Employment Agreement, Dr. Mechem is eligible to receive annual cash incentive bonus awards determined by the Board of Directors, with a target bonus of not less than 30% of her base salary, based on her achievement of objectively determinable performance goals for the year.

If we terminate the employment of Dr. Hesterberg or Dr. Mechem without “cause” as defined in their respective Employment Agreements, the terminated employee will be entitled to receive, as a severance benefit, payment of three months base salary if he or she has been employed by us for one year or less, or six months base salary, if he or she has been employed by us for more than one year. The severance compensation may be paid in a lump sum or, at our election, in installments consistent with the payment of his or her salary while employed by us. In order to receive the severance benefits, the terminated employee must execute a general release of all claims against us and must return all our property in his or her possession. If Dr. Hesterberg’s employment is terminated by OncoCyte without “cause” or if he resigns for “good reason” within twelve months following a “Change of Control,” he will be entitled to twelve months base salary and accelerated vesting of 100% of any then unvested stock options as may have been granted to him by us.

The following tables show certain information relating to the compensation of our Chief Executive Officer and the three highest paid individuals who were serving as executive officers at year end and in each case whose total compensation exceeded $100,000 during 2017. We refer to such executive officers referred to as our “Named Executive Officers.”

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SUMMARY COMPENSATION TABLE

Name and principal position	Year	Salary	Bonus	Option Awards(1)	All other Compensation(2)	Total
William Annett	2017	$397,308	$40,000	$740,276(3)	$13,500	$1,191,084
President and Chief Executive Officer	2016	$380,000	$171,000	$481,518(4)	$12,108	$1,044,626
	2015	$173,333	$93,333	$852,206(5)	$21,262(6)	$1,140,134

Mitchell Levine (7)	2017	$41,885	$6,864	$578,991(7)	$—	$627,740
Chief Financial Officer

Kristine C. Mechem	2017	$225,577	$27,132	$222,083(8)	$13,490	$488,282
VP of Marketing	2016	$210,000	$66,150	$115,565(9)	$11,750	$403,465
	2015	$83,333	$25,000	$201,633(10)	$3,333	$313,299

Lyndal K. Hesterberg (11)	2017	$210,750	$33,720	$47,378(12)	$7,521	$299,369
Senior VP of Research and Development	2016	$35,125	$12,625	$414,873(13)	$208,837(14)	$671,460
	2015	$—	$—	$—	$51,441(14)	$51,441

(1)	Option awards were granted under the Option Plan and are valued at the aggregate grant date fair value, as if all options were fully vested and exercisable at the date of grant. Except as otherwise indicated below, one quarter of the options will vest upon completion of 12 full months of continuous employment measured from the grant date, and the balance of the options shall vest in 36 equal monthly installments commencing on the first anniversary of the date of grant, based upon the completion of each month of continuous employment. Option awards are accounted for in accordance with FASB Accounting Standards Codification (ASC) Topic 718. We used the Black-Sholes-Merton Pricing Model to compute option fair values based on applicable exercise and stock prices, an expected option term of six to nine years, volatility ranging from 55.12% to 76.58%, and risk-free interest rate ranging from 1.38% to 2.12%, depending on the date of the grant and based upon observed interest rates on United States government securities appropriate for the expected term.

(2)	Except as otherwise indicated below, other compensation consists entirely of employer contributions to employee accounts under BioTime’s 401(k) plan in which employees of BioTime subsidiaries, including OncoCyte, are entitled to participate.

(3)	Mr. Annett was granted 225,000 stock options exercisable at an exercise price of $4.85 per share.

(4)	Mr. Annett was granted 250,000 stock options exercisable at an exercise price of $3.06 per share.

(5)	Mr. Annett was appointed as our Chief Executive Officer on June 16, 2015. Mr. Annett was granted 605,000 stock options exercisable at an exercise price of $2.20 per share of which 5,000 options vested on the date of grant.

(6)	Other compensation also includes 10,000 stock options, with a fair market value of $13,262, granted as partial compensation for serving on the Board of Directors of which 5,000 options were forfeited before Mr. Annett was appointed President and Chief Executive Officer.

(7)	Mr. Levine was appointed as our Chief Financial Officer on November 15, 2017. Mr. Levine was granted 200,000 stock options exercisable at an exercise price of $5.90 per share.

(8)	Dr. Mechem was granted 67,500 stock options exercisable at an exercise price of $4.70 per share

(9)	Dr. Mechem was granted 60,000 stock options exercisable at an exercise price of $3.06 per share.

(10)	Dr. Mechem was granted 100,000 stock options exercisable at an exercise price of $3.16 per share.

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(11)	Dr. Hesterberg was appointed Senior Vice President-Research and Development during November 2016. Dr. Hesterberg began providing consulting services to OncoCyte in 2015 and was named Vice President of Development in February of 2016.

(12)	Dr. Hesterberg was granted 14,400 stock options exercisable at an exercise price of $4.70 per share.

(13)	In February 2016, Dr. Hesterberg in the capacity of a consultant received 25,000 stock options exercisable at an exercise price of $3.06 per share. In November 2016, Dr. Hesterberg received 125,000 stock options exercisable at an exercise price of $4.05 per share as part of his employment.

(14)	Other compensation entirely represents cash compensation paid to Dr. Hesterberg for consulting services prior to the date he became an OncoCyte employee.

Stock Options Outstanding at Year End

The following table summarizes certain information concerning stock options granted by us under the Option Plan, and held as of December 31, 2017 by our Named Executive Officers:

OUTSTANDING EQUITY AWARDS AT YEAR-END

	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable(1)	Option Exercise Price	Option Expiration Date
William Annett	5,000	—	$2.20	January 8, 2025
	5,000	—	$2.20	June 15, 2025
	375,000	225,000(2)	$2.20	June 15, 2025
	114,583	135,417(3)	$3.06	February 15, 2026
	—	225,000(4)	$4.70	February 16, 2027

Mitchell Levine	—	200,000(5)	$5.90	November 15, 2027

Kristine C. Mechem	58,333	41,667(6)	$3.16	August 3, 2025
	27,500	32,5000(3)	$3.06	February 15, 2026
	—	67,500(4)	$4.70	February 16, 2027

Lyndal K. Hesterberg	6,250	18,750(7)	$3.06	February 15, 2026
	33,854	91,146(8)	$4.05	October 31, 2026
	—	14,400(4)	$4.70	February 16, 2027

(1)	Except as otherwise indicated below, one quarter of the options shall vest upon completion of 12 full months of continuous employment measured from the date of grant, and the balance of the options will vest in 36 equal monthly installments commencing on the first anniversary of the date of grant, based upon the completion of each month of continuous employment.

(2)	The date of grant was June 15, 2015.

(3)	The date of grant was February 16, 2016.

(4)	The date of grant was February 17, 2017.

(5)	These options were granted to Mr. Levine upon his appointment as Chief Financial Officer on November 16, 2017.

(6)	The date of grant was August 4, 2015.

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(7)	These options were granted to Dr. Hesterberg in the capacity of a consultant on February 16, 2016. One quarter of the options shall vest upon completion of 12 full months of continuous service provided to the company measured from the date of grant, the second and third quarterly installment vest upon achievement of certain milestones, and the last one quarter shall vest on the second anniversary from the option grant date.

(8)	The date of grant was November 1, 2016 at which time Dr. Hesterberg became an employee of OncoCyte.

Stock Option Plan

We have adopted the Option Plan pursuant to which we may grant options to purchase, or we may sell as restricted stock, up to a total of 5,200,000 shares of common stock. The following summary of the Option Plan is qualified in all respects by reference to the full text of the Option Plan, a copy of which has been filed as an exhibit to our registration statement on Form 10. The Option Plan will expire if the new Incentive Plan is approved by our shareholders at the Meeting, but stock options issued under the Option Plan will continue in effect in accordance with their terms and the terms of the Option Plan until the exercise or expiration of the individual options.

Administration of the Option Plan

The Option Plan is administered by the Compensation Committee, which recommends to the Board of Directors which of our officers, directors, employees, consultants, and independent contractors should be awarded options or restricted stock, the number of shares subject to the options granted or shares of restricted stock to be sold, the exercise price of the options or purchase price of restricted stock, and certain other terms and conditions of the options and restricted stock.

No options may be granted under the Option Plan more than ten years after the date the Option Plan was adopted by the Board of Directors, and no options granted under the Option Plan may be exercised after the expiration of ten years from the date of grant.

Terms of the Options

Options granted under the Option Plan may be either “incentive stock options” within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the “Code”), or non-qualified stock options. Incentive stock options may be granted only to our employees and employees any parent or subsidiary company. The exercise price of incentive stock options granted under the Option Plan must be equal to not less than 85% of the fair market of our common stock on the date the option is granted. In the case of an optionee who, at the time of grant, owns more than 10% of the combined voting power of all classes of our capital stock, the exercise price of any incentive stock option must be at least 110% of the fair market value of the common stock on the grant date, and the term of the option may be no longer than five years. The aggregate fair market value of the common stock (determined as of the grant date of the option) with respect to which incentive stock options become exercisable for the first time by an optionee in any calendar year may not exceed $100,000.

The options’ exercise price may be payable in cash or in shares of common stock having a fair market value equal to the exercise price, or in a combination of cash and common stock.

Options granted under the Option Plan are nontransferable (except by will or the laws of descent and distribution) and may vest upon the satisfaction of reasonable conditions determined by the Board of Directors or Compensation Committee. Incentive stock options may be exercised only during employment or within three months after termination of employment, subject to certain exceptions in the event of the death or disability of the optionee, provided, that the Board of Directors or Compensation Committee may waive this provision.

Certain Adjustments to Number of Shares and Exercise Price

The number of shares of common stock covered by the Option Plan, and the number of shares of common stock and the exercise price per share of each outstanding option, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of common stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of issued and outstanding shares of common stock effected without receipt of consideration by us.

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Corporate Reorganization or Liquidation

In the event of the dissolution or liquidation of OncoCyte, or in the event of a reorganization, merger, or consolidation of OncoCyte as a result of which OncoCyte common stock is changed into or exchanged for cash or property or securities not issued by us, or upon a sale of substantially all of our property to, or the acquisition of stock representing more than eighty percent 80% of the voting power of our capital stock then outstanding by, another corporation or person, the Option Plan and all options granted under the Option Plan shall terminate, unless provision can be made in writing in connection with such transaction for either the continuance of the Option Plan or for the assumption of options granted under the Option Plan, or the substitution for such options by options covering the stock of a successor corporation, or a parent or a subsidiary of a successor corporation, with appropriate adjustments as to the number and kind of shares and prices.

Restricted Stock Sales

In lieu of granting options, we may enter into restricted stock purchase agreements with employees under which they may purchase common stock subject to certain vesting and repurchase restrictions. We have the right to repurchase unvested shares at the shareholder’s cost upon the occurrence of specified events, such as termination of employment. The price at which shares may be sold under restricted stock purchase agreements will be not less than 85% of fair market value, or 100% of fair market value in the case of stock sold to a person who owns capital stock representing more than 10% of the combined voting power of all classes of our capital stock. We may permit employees or consultants, but not executive officers or directors, who purchase stock under restricted stock purchase agreements to pay for their shares by delivering a promissory note that is secured by a pledge of their shares.

Other Compensation Plans

We do not have any pension plans, defined benefit plans, or non-qualified deferred compensation plans. We do make contributions to 401(k) plans for participating executive officers and other employees.

Risk Considerations and Recoupment Policies

The Compensation Committee considers, in establishing and reviewing the executive compensation program, whether the program encourages unnecessary or excessive risk taking. Our executive compensation arrangements include a fixed salary that provides a steady income so that executives do not feel pressured to focus exclusively on stock price performance or short term financial targets to the detriment of our long-term operational and strategic objectives. We supplement fixed salaries with discretionary bonus awards based on the executive’s performance as well as the performance of OncoCyte. Most of the stock options that we have granted to our executive officers under our Option Plan vest over four years, assuring that the executives take a long-term perspective in viewing their equity ownership.

Because we have not adopted compensation plans, or made incentive awards, based on quantified financial performance measures, we have not adopted specific policies regarding the adjustment or recovery of awards or payments if the relevant performance measures are restated or otherwise adjusted in a manner that would reduce the size of an award or payment. We may adopt such policies, however, if we adopt incentive compensation plans or grant incentive bonuses based on financial performance measures or if we are required to do by the rules of any national securities exchange or interdealer quotation system on which our common stock or other equity securities are listed.

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PRINCIPAL SHAREHOLDERS

The following table sets forth information as of July 10, 2018 concerning beneficial ownership of our common stock by each shareholder known by us to be the beneficial owner of 5% or more of our outstanding shares of common stock.

Security Ownership of Certain Beneficial Owners

Shareholder	Number of Shares	Percent of Total
BioTime, Inc. 1010 Atlantic Avenue, Suite 102 Alameda, California 94501	14,674,244	37.24%

Broadwood Partners, L.P. (1) 724 Fifth Avenue, 9th Floor New York, New York 10019	8,624,041	21.31%

George Karfunkel 126 East 56th Street/15th Floor New York, New York 10022	4,828,114	12.25%

GKarfunkel Family LLC (2) 126 East 56th Street/15th Floor New York, New York 10022	3,000,000	7.42%

Bernard Karfunkel 126 East 56th Street/15th Floor New York, New York 10022	2,551,666	6.48%

(1)	Includes 1,055,961 shares that may be acquired upon the exercise of certain warrants.

(2)	Includes 1,000,000 shares that may be acquired upon the exercise of certain warrants.

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Security Ownership of Management

The following table sets forth information as of July 10, 2018 concerning beneficial ownership of our common stock by each member of the Board of Directors, all Named Executive Officers, and all executive officers and directors as a group.

	Number of Shares	Percent of Total
William Annett (1)	725,625	1.81%

Mitchell Levine (2)	—	*

Kristine C. Mechem (3)	139,895	*

Lyndal K. Hesterberg (4)	75,191	*

Alfred D. Kingsley (5)	701,064	1.77%

Ronald Andrews (6)	5,000	*

Andrew Arno (7)	56,520	*

Andrew J. Last (8)	56,520	*

Cavan Redmond (9)	56,520	*

Aditya Mohanty	—	*

All executive officers and directors as a group (10 persons) (10)	1,816,335	4.45%

*Less than 1%

(1)	Includes 680,833 shares that may be acquired through the exercise of stock options that are presently exercisable and 44,792 shares that may be acquired upon the exercise of certain stock options that may become exercisable within 60 days. Excludes 539,375 shares that may be acquired upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days. In addition to the shares shown in the table, on July 26, 2018 Mr. Annett agreed to purchase from OncoCyte an additional 3,500 shares of common stock and warrants to purchase 3,500 shares of common stock pursuant to a Securities Purchase Agreement, in a transaction that is expected to close on or around July 31, 2018.

(2)	Excludes 375,000 shares that may be acquired upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days. In addition to the shares shown in the table, on July 26, 2018 Mr. Levine agreed to purchase from OncoCyte an additional 3,500 shares of common stock and warrants to purchase 3,500 shares of common stock pursuant to a Securities Purchase Agreement, in a transaction that is expected to close on or around July 31, 2018.

(3)	Includes 130,416 shares that may be acquired through the exercise of stock options that are presently exercisable and 9,479 shares that may be acquired upon the exercise of certain stock options that may become exercisable within 60 days. Excludes 262,605 shares that may be acquired upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days.

(4)	Includes 69,383 shares that may be acquired through the exercise of stock options that are presently exercisable and 5,808 shares that may be acquired upon the exercise of certain stock options that may become exercisable within 60 days. Excludes 239,209 shares that may be acquired upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days. In addition to the shares shown in the table, on July 26, 2018 Mr. Hesterberg agreed to purchase from OncoCyte an additional 8,74 shares of common stock and warrants to purchase 874 shares of common stock pursuant to a Securities Purchase Agreement, in a transaction that is expected to close on or around July 31, 2018.

(5)	Includes 290,350 shares that may be acquired through the exercise of stock options that are presently exercisable and 19,700 shares that may be acquired upon the exercise of certain stock options that may become exercisable within 60 days. Excludes 6,250 shares that may be acquired upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days.

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(6)	Includes 5,000 shares that may be acquired through the exercise of stock options that are presently exercisable. Excludes 15,000 shares that may be acquired upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days. In addition to the shares shown in the table, on July 26, 2018 Mr. Andrews agreed to purchase from OncoCyte an additional 17,482 shares of common stock and warrants to purchase 17,482 shares of common stock pursuant to a Securities Purchase Agreement, in a transaction that is expected to close on or around July 31, 2018.

(7)	Includes 49,890 shares that may be acquired through the sale of options that are presently exercisable and 6,630 shares that may be acquired upon the exercise of certain stock options that may become exercisable within 60 days. In addition to the shares shown in the table, on July 26, 2018 Mr. Arno agreed to purchase from OncoCyte an additional 52,447 shares of common stock and warrants to purchase 52,447 shares of common stock pursuant to a Securities Purchase Agreement, in a transaction that is expected to close on or around July 31, 2018.

(8)	Includes 49,890 shares that may be acquired through the sale of options that are presently exercisable and 6,630 shares that may be acquired upon the exercise of certain stock options that may become exercisable within 60 days. In addition to the shares shown in the table, on July 26, 2018 Mr. Last agreed to purchase from OncoCyte an additional 6,993 shares of common stock and warrants to purchase 6,993 shares of common stock pursuant to a Securities Purchase Agreement, in a transaction that is expected to close on or around July 31, 2018.

(9)	Includes 49,890 shares that may be acquired through the sale of options that are presently exercisable and 6,630 shares that may be acquired upon the exercise of certain stock options that may become exercisable within 60 days. In addition to the shares shown in the table, on July 26, 2018 Mr. Redmond agreed to purchase from OncoCyte an additional 52,447 shares of common stock and warrants to purchase 52,447 shares of common stock pursuant to a Securities Purchase Agreement, in a transaction that is expected to close on or around July 31, 2018.

(10)	Includes 1,425,321 shares that may be acquired upon the exercise of certain stock options that are presently exercisable or that may become exercisable within 60 days. Excludes 1,437,439 shares that may be acquired upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days.

Certain Relationships and Related Transactions

Shared Facilities Agreement and Relationship with BioTime

Since inception, BioTime has provided us with the use of office and laboratory facilities, laboratory and office equipment and supplies, utilities, insurance, and the services of its employees and contractors, for which we have reimbursed BioTime, either through cash payments, shares of our common stock, or delivering convertible promissory notes.

We have entered into a Shared Facilities Agreement with BioTime through which BioTime will continue to provide us with the use of its facilities, equipment and supplies, utilities, and personnel at its cost plus 5%. However, BioTime did not charge us the 5% markup until the 2016 fiscal year.

BioTime is not required to hire any additional personnel or to acquire any additional equipment or supplies for our use. We expect to hire our own personnel and to acquire our own equipment and supplies for our own exclusive use as the need arises.

The Shared Facilities Agreement will remain in effect from year to year, unless either party gives the other party written notice stating that this agreement shall terminate on December 31 of that year, or unless the agreement is otherwise terminated under another provision of the agreement.

Either party may terminate the Shared Facilities Agreement immediately upon the occurrence of a default by the other party. A default will be deemed to have occurred if a party (i) fails to pay any sum due under the Shared Facilities Agreement, or fails to perform any other obligation under the agreement, and the failure continues for a period of 5 days after written notice from the party seeking to terminate the agreement; (ii) becomes the subject of any order for relief in a proceeding under any Debtor Relief Law; (iii) becomes unable to pay, or admits in writing the party’s inability to pay, its debts as they mature; (iv) makes an assignment for the benefit of creditors; (v) applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitation, or similar officer for the party or for all or any part of the party’s property or assets, or any such officer is appointed for such party or any part of its assets without the party’s consent and such appointment is not dismissed or discharged within 60 calendar days; (vi) institutes or consents to any proceeding under any Debtor Relief Law with respect to the party or all or any part of the party’s property or assets, (vii) becomes subject to any proceeding under any Debtor Relief Law without the consent of the party if such case or proceeding continues undismissed or unstayed for 60 calendar days; or (viii) dissolves or liquidates or takes any action to dissolve or liquidate. As used in the Shared Facilities Agreement, the term Debtor Relief Law means the Bankruptcy Code of the United States of America, as amended, or any other similar debtor relief law affecting the rights of creditors generally.

Under the Shared Facilities Agreement, we have agreed to defend, indemnify, and hold harmless BioTime, BioTime’s shareholders, directors, officers, employees, and agents against and from any and all claims arising from our use of BioTime’s office and laboratory facilities, and from any of our work or other activities there, including all activities, work, and services performed by BioTime employees, contractors, and agents for us. The scope of our indemnification obligations also includes any and all claims arising from any breach or default on our part in the performance of any of our obligations under the terms of the Shared Facilities Agreement, or arising from any act or omission (including, but not limited to negligent acts or omissions) of us or any of our officers, agents, employees, contractors, guests, or invitees acting in that capacity. We are also assuming all risk of damage to property or injury to persons in, upon, or about the BioTime’s office and laboratory facilities, from any cause other than BioTime’s willful malfeasance or sole gross negligence. BioTime will not be liable to us for any loss or damages of any kind caused by, arising from, or in connection with (i) the performance of services by BioTime personnel for us, or the failure of any BioTime employee, contractor, or agent to perform any services for us, or (ii) any delay, error, or omission by any BioTime employee, contractor, or agent in the performance of services for us, except to the extent the loss or damage is the result of fraud, gross negligence or willful misconduct by a BioTime employee, contractor, or agent.

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As of December 31, 2017, OncoCyte had $2.1 million outstanding and payable to BioTime and affiliates in connection with the costs incurred under the Shared Facilities Agreement.

Cavan Redmond, Alfred D. Kingsley, and Adi Mohanty, who are members of our Board of Directors, are directors of BioTime, and Mr. Mohanty is the Co-Chief Executive Officer of BioTime. Broadwood Partners, L.P. and Mr. Kingsley each beneficially own more than 5% of the outstanding common stock of BioTime. All of our directors and executive officers, and beneficial owners of more than 5% of our outstanding common stock (“5% Shareholders”) as reported in this proxy statement, in the aggregate beneficially own more than 30% of the outstanding common shares of BioTime. The fact that certain of our executive officers and directors and 5% Shareholders own BioTime common shares should not be considered to mean that they constitute or are acting in concert as a “group” with respect to those shares or that they otherwise share power or authority to vote or dispose of the shares that each of them own.

Certain Sales of Equity Securities

During August 2016, we sold an aggregate of 3,246,153 immediately separable “units,” with each unit consisting of one share of our common stock and one warrant to purchase one share of our common stock, at a price of $3.25 per unit (the “Units”). George Karfunkel and Broadwood Partners, L.P. (“Broadwood”) who each beneficially own more than 5% of our outstanding common stock, purchased 1,000,000 Units, and purchased 1,538,461 Units. During February 2017, certain investors who purchased Units, including Broadwood, entered into Warrant Exercise Agreements pursuant to which they exercised some of the warrants that were included in the Units, and purchased shares of our common stock earlier than the expiration date of the warrants. Under the Warrant Exercise Agreements, we issued new warrants to those investors. Broadwood exercised 425,000 warrants and was issued 212,500 new warrants with exercise of $3.25 per warrant share in addition to the 425,000 shares of common stock purchased through the exercise of the warrants. The new warrants are exercisable at any time for five years from the date of issue.

On July 21, 2017, OncoCyte entered into three forms of Warrant Exercise Agreements (each, an "Exercise Agreement") with certain holders of the 2016 Warrants, including Broadwood and George Karfunkel, providing for the cash exercise of their 2016 Warrants and the issuance of new warrants (the "July 2017 Warrants") to them.

Pursuant to one form of Exercise Agreement, two investors exercised 2016 Warrants to purchase 226,923 shares of OncoCyte's common stock at the exercise price of $3.25 per share, and OncoCyte issued to them July 2017 Warrants expiring five years from the date of issue, to purchase 226,923 shares of common stock at an exercise price of $5.50 per share.

Pursuant to a second form of Exercise Agreement, Broadwood exercised 2016 Warrants to purchase 540,000 shares of common stock at the exercise price of $3.25 per share, and OncoCyte issued to Broadwood a July 2017 Warrant, expiring five years from the date of issue, to purchase 270,000 shares of common stock at an exercise price of $3.25 per share. In this alternative form of Exercise Agreement, OncoCyte also agreed to use commercially reasonable efforts to file with the SEC a registration statement covering the resale of the shares of common stock issuable upon exercise of the July 2017 Warrant and to keep it continuously effective for up to five years, subject to conditions set forth in the Exercise Agreement.

Pursuant to a third form of Exercise Agreement, George Karfunkel exercised 2016 Warrants to purchase 1,000,000 shares of common stock at the exercise price of $3.25 per share, and OncoCyte issued to the investor (i) a July 2017 Warrant, expiring two years from the date of issue, to purchase 500,000 shares of common stock at an exercise price of $5.50 per share, and (ii) a July 2017 Warrant, expiring two years from the date of issue, to purchase 500,000 shares of common stock at an exercise price of $3.25 per share. In this alternative form of Exercise Agreement, OncoCyte also agreed to use commercially reasonable efforts to file with the SEC a registration statement covering the resale of the shares of common stock issuable upon exercise of the July 2017 Warrant and to keep it continuously effective for up to five years, subject to conditions set forth in the Exercise Agreement.

During March 2018, OncoCyte entered into securities purchase agreements with Broadwood and George Karfunkel pursuant to which Broadwood purchased 3,968,254 shares of common stock, and Mr. Karfunkel purchased 3,968,254 shares of common stock in two installments, for $1.26 per share. Under the securities purchase agreements, we have agreed to register the shares for resale under the Securities Act of 1933, as amended.

On July 26, 2018, Cavan Redmond and Andrew Arno, who are members of our Board of Directors, each agreed to purchase from OncoCyte 52,447 shares of common stock and warrants to purchase 52,447 shares of common stock for $150,000 pursuant to a Securities Purchase Agreement, in a transaction that is expected to close on or around July 31, 2018. The shares of common stock and warrants were sold in a registered direct offering in “units,” with each unit consisting of one share of common stock and one warrant, at a price of $2.86 per unit. Each warrant entitles the warrant holder to purchase one share of common stock at an exercise price of $3.00 per share, will become exercisable six months after the date of issue, and will expire five years after the date it becomes exercisable.

Approval by the Board of Directors

All of the transactions described above were reviewed directly by the Board of Directors, and the Board of Directors or a designated committee of the Board determined whether to approve or withhold approval of each transaction. The Board of Directors or committee considered such factors as they deemed relevant to the particular transaction and applied such criteria as it determined to be appropriate in connection with its evaluation of each proposed transaction on a transaction by transaction basis. The Board of Directors does not have any written guidelines governing the exercise of its discretion other than the Related Person Transaction Policy with respect to transactions with officers, directors, beneficial owners of more than 5% of our outstanding shares of common stock, or any member of their immediate family.

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Related Person Transaction Policy

We have adopted a Related Person Transaction Policy that applies to transactions exceeding $120,000 in which any of our officers, directors, beneficial owners of more than 5% of our outstanding shares of common stock, or any member of their immediate family, has a direct or indirect material interest, determined in accordance with the policy (a “Related Person Transaction”). A Related Person Transaction must be reported to our outside legal counsel, our Chief Operating Officer, and our Chief Financial Officer, and will be subject to review and approval by our Nominating/Corporate Governance Committee prior to effectiveness or consummation, to the extent practical. In addition, any Related Person Transaction that is ongoing in nature will be reviewed by the Nominating/Corporate Governance Committee annually to ensure that the transaction has been conducted in accordance with any previous approval and that all required disclosures regarding the transaction are made.

As appropriate for the circumstances, the Nominating/Corporate Governance Committee will review and consider:

●	the interest of the officer, director, beneficial owner of more than 5% of our common stock, or any member of their immediate family (“Related Person”) in the Related Person Transaction;

●	the approximate dollar value of the amount involved in the Related Person Transaction;

●	the approximate dollar value of the amount of the Related Person’s interest in the transaction without regard to the amount of any profit or loss;

●	whether the transaction was undertaken in the ordinary course of our business;

●	whether the transaction with the Related Person is proposed to be, or was, entered into on terms no less favorable to us than terms that could have been reached with an unrelated third party;

●	the purpose of, and the potential benefits to the transaction to us; and

●	any other information regarding the Related Person Transaction or the Related Person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

The Nominating/Corporate Governance Committee will review all relevant information available to it about a Related Person Transaction. The Nominating/Corporate Governance Committee may approve or ratify the Related Person Transaction only if it determines that, under all of the circumstances, the transaction is in, or is not in conflict with, our best interests. The Nominating/Corporate Governance Committee may, in its sole discretion, impose such conditions as it deems appropriate on us or the Related Person in connection with approval of the Related Person Transaction.

A copy of our Related Person Transaction Policy can be found on our website at www.oncocyte.com.

COMPLIANCE WITH SECTION 16(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of Exchange Act, requires our directors and executive officers and persons who own more than ten percent (10%) of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other OncoCyte equity securities. Officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish us with copies of all reports they file under Section 16(a).

To our knowledge, based solely on our review of the copies of such reports furnished to us, all Section 16(a) filing requirements applicable to our officers, directors, and greater than ten percent beneficial owners were complied with during the fiscal year ended December 31, 2017, except that a Form 4 was filed late by Andrew Last.

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RATIFICATION OF THE SELECTION OF OUR INDEPENDENT REGISTERED
PUBLIC ACCOUNTANTS

The Board of Directors has selected OUM & Co., LLP (“OUM”) as our independent registered public accountants. OUM has served as our independent registered public accountants since the fourth quarter of 2015. The Board of Directors proposes and recommends that the shareholders ratify the selection of the firm of OUM to serve as our independent registered public accountants for the fiscal year ending December 31, 2018. Approval of the selection of OUM to serve as our independent registered public accountants requires the affirmative vote of a majority of the shares of common stock present and voting on the matter at the Meeting, provided that the affirmative vote cast constitutes a majority of a quorum. Unless otherwise directed by the shareholders, proxies will be voted FOR approval of the selection of OUM to audit our financial statements.

We expect that a representative of OUM will be present at the Meeting, in person or by conference telephone, and will have an opportunity to make a statement if he or she so desires and may respond to appropriate questions from shareholders.

The Board of Directors Recommends a Vote “FOR” Ratification of the Selection of OUM as Our

Independent Registered Public Accountants

OUM audited our annual financial statements for the fiscal years ended December 31, 2017 and 2016.

Audit Fees, Audit Related Fees, Tax Fees and Other Fees

The following table sets forth the aggregate fees billed to us during the fiscal years ended December 31, 2017 and 2016 by OUM:

	2017	2016
Audit Fees (1)	$201,228	$248,435
Audit Related Fees (2)	—	—
Tax Fees (3)	—	—
Total Fees	$201,228	$248,435

(1)	Audit Fees consist of fees billed for professional services rendered for the audit of OncoCyte’s annual financial statements included in our Registration Statement on Form 10 and in our Annual Report on Form 10-K, and review of the interim financial statements included in our Registration Statement on Form 10 and our Quarterly Reports on Form 10-Q, as applicable, and services that are normally provided by our independent registered public accountants in connection with statutory and regulatory filings or engagements.

(2)	Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” This category includes fees related to non-routine SEC filings.

(3)	Tax Fees were billed for services including assistance with tax compliance and the preparation of tax returns, tax consultation services, assistance in connection with tax audits and tax advice related to mergers, acquisitions and dispositions.

Pre-Approval of Audit and Permissible Non-Audit Services

Our Audit Committee requires pre-approval of all audit and non-audit services. Other than de minimis services incidental to audit services, non-audit services shall generally be limited to tax services such as advice and planning and financial due diligence services. All fees for such non-audit services must be approved by the Audit Committee, except to the extent otherwise permitted by applicable SEC regulations. The Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals, provided such approvals are presented to the Committee at a subsequent meeting. During 2017, 100% of the fees paid to OUM were approved by the Audit Committee or by our Board of Directors prior to the appointment of our Audit Committee.

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ADOPTION OF EQUITY INCENTIVE PLAN

We are asking the shareholders to approve our new Equity Incentive Plan (the “Incentive Plan”) that our Board of Directors adopted during July 2018 to replace our Option Plan. In adopting the Incentive Plan, our Board of Directors determined to terminate the Option Plan effective on the date that our shareholders approve the new Incentive Plan. Upon termination of the Option Plan, we will not grant any additional stock options or sell any stock under restricted stock purchase agreements under the Option Plan but stock options issued under the Option Plan will continue in effect in accordance with their terms and the terms of the Option Plan until the exercise or expiration of the individual options.

The Incentive Plan will reserve 5,000,000 shares of our common stock for the grant of stock options or the sale of restricted stock (“Restricted Stock”) or for the settlement of hypothetical units issued with reference to common stock (“Restricted Stock Units”). We may also grant stock appreciation rights (“SARs”) under the Incentive Plan. The Incentive Plan also permits us to issue such other securities as our Board of Directors or the Compensation Committee (the “Committee”) administering the Incentive Plan may determine.

Awards of stock options, Restricted Stock, SARs, and Restricted Stock Units (“Awards”) may be granted under the Incentive Plan to our employees, directors, and consultants, and those of any of our subsidiaries, including any subsidiaries that we may form or acquire in the future. The Incentive Plan will be administered by our Board of Directors or by the Committee, who will make all determinations with regard to the grant and terms of Awards, subject to the terms of the Incentive Plan.

Approval of the Incentive Plan requires the affirmative vote of a majority of the shares present and voting at the Meeting, provided that the affirmative vote cast constitutes a majority of a quorum. Unless otherwise directed by the shareholders, proxies will be voted FOR approval of the Incentive Plan.

The Board of Directors Recommends A Vote “FOR” the approval of the Incentive Plan

Reasons for the Incentive Plan

Stock options and other equity-based Awards are an important part of employee and director compensation packages. The Board strongly believes that our ability to attract and retain the services of employees, consultants, and directors depends in great measure upon our ability to provide the kind of incentives that are derived from the ownership of stock, stock options, and other equity based incentives that are offered by other diagnostic companies. This is especially true for us since the salaries we pay our employees may be lower than the compensation packages offered by competing companies. We believe that we will be placed at a serious competitive disadvantage in attracting and retaining capable employees, consultants, and directors at a critical time in our corporate development, unless the Incentive Plan is approved by the shareholders.

The Board believes that the 5,000,000 shares of common stock available for the grant of Awards under the Incentive Plan will fulfill our needs for the near future. Any future increase in the number of shares under the Incentive Plan would be submitted to the shareholders for approval. Although the Incentive Plan has been adopted by our Board of Directors, the Incentive Plan has not yet been approved by our shareholders.

Summary of the Incentive Plan

The following summary of the Incentive Plan is qualified in all respects by reference to the full text of the Incentive Plan, a copy of which is attached to this proxy statement as Appendix A.

Awards may be granted under the Incentive Plan to our employees, directors, and consultants, and those of any subsidiaries that we may form or acquire in the future. The Incentive Plan will be administered by our Board of Directors or by the Committee, who will make all determinations with regard to the grant and terms of Awards, subject to the terms of the Incentive Plan.

Awards may vest and thereby become exercisable or have restrictions on forfeiture lapse on the date of grant or in periodic installments or upon the attainment of performance goals, or upon the occurrence of specified events as determined by the Board or the Committee. Awards may not vest, in whole or in part, earlier than one year from the date of grant. Vesting of an Award after the date of grant may be accelerated by the Committee or the Board, or under the terms of any Award agreement or employment agreement or other agreement, only in the following limited circumstances: (a) the death or disability of the Award holder; (b) termination of employment or “continuous service,” as defined in the Incentive Plan, of the Award holder by OncoCyte without “cause,” as defined in the Incentive Plan, or by the Award holder for “good reason,” as defined in the Incentive Plan; or (c) termination of the employment or “continuous service” of the Award holder by OncoCyte or a successor in interest without “cause,” or by the Award holder for “good reason,” following a “change in control” of OncoCyte, as defined in the Incentive Plan. In the case of the acceleration of vesting of any performance-based Award, acceleration of vesting shall be limited to actual performance achieved, pro rata achievement of the performance goal(s) on the basis for the elapsed portion of the performance period (as determined by the Committee or the Board), or a combination of actual and pro rata achievement of performance goals.

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No person shall be granted, during any one year period, options to purchase, or SARs with respect to, more than 1,000,000 shares in the aggregate, or any Awards of Restricted Stock or Restricted Stock Units with respect to more than 500,000 shares in the aggregate. If an Award is to be settled in cash, the number of shares on which the Award is based shall not count toward the individual share limit.

No Awards may be granted under the Incentive Plan more than ten years after the date upon which the Incentive Plan was adopted by the Board of Directors, and no options or SARS granted under the Incentive Plan may be exercised after the expiration of ten years from the date of grant.

Stock Options

Options granted under the Incentive Plan may be either “incentive stock options” within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the “Code”), or “non-qualified” stock options that do not qualify incentive stock options. Incentive stock options may be granted only to our employees and employees of our subsidiaries. The exercise price of stock options granted under the Incentive Plan must be equal to the fair market of our common stock on the date the option is granted. In the case of an optionee who, at the time of grant, owns more than 10% of the combined voting power of all classes of our stock, the exercise price of any incentive stock option must be at least 110% of the fair market value of our common stock on the grant date, and the term of the option may be no longer than five years. The aggregate fair market value of our common stock (determined as of the grant date of the option) with respect to which incentive stock options become exercisable for the first time by an optionee in any calendar year may not exceed $100,000.

The exercise price of an option may be payable in cash or in common stock having a fair market value equal to the exercise price, or in a combination of cash and common stock, or other legal consideration for the issuance of stock as the Board of Directors or Committee may approve.

Generally, options will be exercisable only while the optionee remains an employee, director or consultant, or during a specific period thereafter as approved by the Board or Committee, but in the case of the termination of an employee, director, or consultant’s services due to death or disability, the period for exercising a vested option shall be extended to the earlier of 12 months after termination or the expiration date of the option.

The number of shares covered by the Incentive Plan, and the number of shares and the exercise price per share of each outstanding option, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of common stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of issued and outstanding shares of common stock effected without receipt of consideration by us.

Restricted Stock and Restricted Stock Units

In lieu of granting options, we may enter into purchase agreements with employees under which they may purchase or otherwise acquire Restricted Stock or Restricted Stock Units subject to such vesting, transfer, and repurchase terms and restrictions as the Board or Committee may determine. The price at which Restricted Stock may be issued or sold will be not less than 100% of fair market value. We may permit employees or consultants, but not executive officers or directors, who purchase Restricted Stock to pay for their shares by delivering a promissory note or an installment payment agreement that may be secured by a pledge of their Restricted Stock. We may also issue Restricted Stock for services actually performed by the recipient prior to the issuance of the Restricted Stock.

The Board of Directors or Committee may require that Restricted Stock shall be held by us or in escrow pending the expiration or release of the applicable restrictions. Unvested Restricted Stock for which we have not received payment may be forfeited to us, or we may have the right to repurchase unvested shares upon the occurrence of specified events, such as termination of employment.

Subject to the restrictions set by the Board of Directors or Committee, a recipient of Restricted Stock generally shall have the rights and privileges of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by us for the recipient’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Board or Committee. The cash dividends or stock dividends so withheld and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the recipient in cash or, at the discretion of the Board of Directors or Committee, in shares of common stock having a fair market value equal to the amount of such dividends, if applicable, upon the release of restrictions on the Restricted Stock and, if the Restricted Stock is forfeited, the recipient shall have no right to the dividends.

The terms and conditions of a grant of Restricted Stock Units shall be determined by the Board or Committee. No shares of common stock shall be issued at the time a Restricted Stock Unit is granted, and we will not be required to set aside a fund for the payment of any such award. A recipient of Restricted Stock Units shall have no voting rights with respect to the Restricted Stock Units. Upon the expiration of the restrictions applicable to a Restricted Stock Unit, we will either issue to the recipient, without charge, one common share per Restricted Stock Unit or cash in an amount equal to the fair market value of one common share.

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At the discretion of the Board of Directors or Committee, each Restricted Stock Unit (representing one common share) may be credited with cash and stock dividends paid in respect of one common share (“Dividend Equivalents”). Dividend Equivalents shall be withheld by us for the recipient’s account, and interest may be credited on the amount of cash Dividend Equivalents withheld at a rate and subject to such terms as determined by the Board or Committee. Dividend Equivalents credited to a recipient’s account and attributable to any particular Restricted Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Board or Committee, in shares of common stock having a fair market value equal to the amount of the Dividend Equivalents and earnings, if applicable, upon settlement of the Restricted Stock Unit. If a Restricted Stock Unit is forfeited, the recipient shall have no right to the related Dividend Equivalents.

SARs

An SAR is the right to receive, upon exercise, an amount payable in cash or shares or a combination of shares and cash, as determined by the Board or Committee, equal to the number of shares subject to the SAR that is being exercised, multiplied by the excess of (a) the fair market value of a common share on the date the SAR is exercised, over (b) the exercise price specified in the SAR Award agreement. SARs may be granted either as free standing SARs or in tandem with options, and with such terms and conditions as the Board or Committee may determine. No SAR may be exercised later than 10 years after the date of grant.

The exercise price of an SAR will be determined by the Board or Committee, but shall not be less than 100% of the fair market value of one common share on the date of grant. An SAR granted in conjunction with an option shall have the same exercise price as the related option, shall be transferable only upon the same terms and conditions as the related option, and shall be exercisable only to the same extent as the related option; provided, however, that the SAR by its terms shall be exercisable only when the fair market value per share exceeds the exercise price per share of the SAR or related option. Upon any exercise of an SAR granted in tandem with an option, the number of shares for which the related option shall be exercisable shall be reduced by the number of shares for which the SAR has been exercised. The number of shares for which an SAR issued in tandem with an option shall be exercisable shall be reduced by the number of shares for which the related option has been exercised.

Withholding

To the extent provided by the terms of an Award Agreement or as may be approved by the Board or Committee, an optionee or recipient of a Restricted Stock or Restricted Stock Unit Award or SAR may satisfy any federal, state or local tax withholding obligation relating to the Award by any of the following means (in addition to our right to withhold from any compensation paid to the Award recipient) or by a combination of such means: (a) tendering a cash payment; (b) authorizing us to withhold shares of common stock from the shares otherwise issuable to the recipient as a result of the exercise or acquisition of shares under the Award, provided, however, that no shares are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (c) delivering to us previously owned and unencumbered shares of OncoCyte common stock.

Changes in Shares Under the Incentive Plan

In the event of changes in the outstanding common stock or in our capital structure by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization, the terms of Awards granted under the Incentive Plan, and the maximum number of shares subject to all Awards under the Incentive Plan or with respect to which any one person may be granted Awards during any one year period, will be equitably adjusted or substituted, as to the number, price or kind of shares or other consideration subject to the Awards to the extent necessary to preserve the economic intent of the Awards. In making such adjustments, the Board or Committee shall generally ensure that the adjustments will not constitute a modification, extension or renewal of an incentive stock option within the meaning of Section 424(h)(3) of the Code, and in the case of non-qualified options, ensure that any adjustments will not constitute a modification of such non-qualified options within the meaning of Section 409A of the Code.

Restrictions on Transfers of Options

Under the Incentive Plan, stock options may be transferred to a limited class of defined “permitted transferees,” such as the option holder’s immediate family members, family trusts and family controlled companies. In addition, options may be transferred to a securities broker/dealer to exercise the options on the option holder’s behalf as a means of the option holder obtaining the funds needed to exercise the option, provided that the fair market value of the shares being acquired exceeded the exercise price of the option at the close of the market on the trading day preceding the exercise date.

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Repricing Prohibition

The Incentive Plan prohibits any modification of the purchase price or exercise price of an outstanding option or other Award if the change would effect a “repricing’ without shareholder approval. As defined in the Incentive Plan, “repricing” means a reduction in the exercise price of an outstanding option or SAR or cancellation of an “underwater” or “out-of-the-money” Award in exchange for other Awards or cash. An “underwater” or “out-of-the-money” Award is defined to mean an Award for which the exercise price is less than the “fair market value” of OncoCyte common stock. The fair market value is generally determined by the closing price of OncoCyte common stock on the NYSE American or any other national securities exchange or inter-dealer quotation system on which OncoCyte common stock is traded.

Limitation on Share Recycling

Shares subject to an Award shall not again be made available for issuance or delivery under the Incentive Plan if those shares are (a) shares tendered in payment of an option, (b) shares delivered or withheld by OncoCyte to satisfy any tax withholding obligation, (c) shares covered by a stock-settled SAR or other Award that were not issued upon the settlement of the Award, or (d) shares repurchased by OncoCyte using the proceeds from option exercises. Only shares subject to an Award that is cancelled or forfeited or expires prior to exercise or realization may be regranted under the Incentive Plan.

Future Option Plan Awards

Other than with respect to certain stock options to be granted to our non-employee directors as described in “CORPORATE GOVERNANCE—Compensation of Directors,” the Equity Awards under the Incentive Plan are within the discretion of our Compensation Committee and the exercise price and value of the Equity Awards will reflect the market price of our common stock at the time of the Equity Award. As a result, the benefits that will be awarded under the Incentive Plan, including to our non-employee directors, are not determinable at this time. Our Compensation Committee and Board of Directors have guidelines for determining option awards based upon the professional level of each employee in the organization, but the ultimate decision to grant Equity Awards will also be based on each employee’s annual performance. According, the number and value of options that might be granted to our executive officers and other employees is not presently determinable.

The following table shows certain information concerning the options outstanding and available for issuance under all of our compensation plans and agreements as of December 31, 2017:

Plan Category	Number of Shares to be Issued upon Exercise of Outstanding Options, Warrants, and Rights	Weighted Average Exercise Price of the Outstanding Options, Warrants, and Rights	Number of Shares Remaining Available for Future Issuance under Equity Compensation Plans
Equity Compensation Plans Approved by Shareholders*	3,390,287	$3.25	1,384,198
Equity Compensation Plans Not Approved by Shareholders	—	—	—

*	Does not include information concerning the Incentive Plan.

Federal Income Tax Consequence of Participation in the Incentive Plan

The following discussion summarizes certain federal income tax consequences of participation in the Incentive Plan. Although we believe the following statements are correct based on existing provisions of the Code and the regulations thereunder, the Code or regulations may be amended from time to time, and future judicial interpretations may affect the veracity of the discussion.

Incentive Stock Options

Under Section 422(a) of the Code, the grant and exercise of an incentive stock option pursuant to the Incentive Plan is entitled to the benefits of Section 421(a) of the Code. Under Section 421(a), an optionee will not be required to recognize income at the time the option is granted or at the time the option is exercised, except to the extent that the optionee is subject to the alternative minimum tax. If the applicable holding periods described below are met, when the shares of stock received upon exercise of an incentive stock option are sold or otherwise disposed of in a taxable transaction, the option holder will recognize compensation income (taxed as a long term capital gain), for the taxable year in which disposition occurs, in an amount equal to the excess of the fair market value of the common stock at the time of such disposition over the amount paid for the shares.

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We will not be entitled to any business expense deduction with respect to the grant or exercise of an incentive stock option, except in connection with a disqualifying disposition as discussed below. No portion of the amount received by the optionee upon the sale of common stock acquired through the exercise of an incentive stock option will be subject to withholding for federal income taxes, or be subject to FICA or state disability taxes, except in connection with a disqualifying disposition.

In order for a participant to receive the favorable tax treatment provided in Section 421(a) of the Code, Section 422 requires that the participant make no disposition of the option shares within two years from the date the option was granted, nor within one year from the date the option was exercised and the shares were transferred to the participant. In addition, the participant must, with certain exceptions for death or disability, be an employee of OncoCyte (or of a parent or subsidiary of OncoCyte, as defined in Section 424(e) and (f) of the Code, or a corporation, or parent or subsidiary thereof, issuing or assuming the option in a merger or other corporate reorganization transaction to which Section 424(a) of the Code applies) at all times within the period beginning on the date of the grant of the option and ending on a date within three months before the date of exercise. In the event of the death of the participant, the holding periods will not apply to a disposition of the option or option shares by the participant’s estate or by persons receiving the option or shares under the participant’s will or by intestate succession.

If a participant disposes of stock acquired pursuant to the exercise of an incentive stock option before the expiration of the holding period requirements set forth above, the participant will realize, at the time of the disposition, ordinary income to the extent the fair market value of the common stock on the date the shares were purchased exceeded the purchase price. The difference between the fair market value of the common stock on the date the shares were purchased and the amount realized on disposition is treated as long-term or short-term capital gain or loss, depending on the participant’s holding period of the shares of common stock. The amount treated as ordinary income may be subject to the income tax withholding requirements of the Code and FICA withholding requirements. The participant will be required to reimburse us, either directly or through payroll deduction, for all withholding taxes that we are required to pay on behalf of the participant. At the time of the disposition, we will be allowed a corresponding business expense deduction under Section 162 of the Code to the extent of the amount of the participant’s ordinary income. We may adopt procedures to assist us in identifying such deductions, and may require a participant to notify us of his or her intention to dispose of any such shares.

Regardless of whether a participant satisfies the requisite holding period for his or her option and shares, the participant may be subject to the alternative minimum tax with respect to the amount by which the fair market value of the common stock acquired exceeded the exercise price of the option on the date of exercise.

Other Options

The Incentive Plan also permits us to grant options that do not qualify as incentive stock options. These “non-qualified” stock options may be granted to employees or non-employees, such as persons performing consulting or professional services for us. An Incentive Plan participant who receives a non-qualified option will not be taxed at the time of receipt of the option, provided that the option does not have an ascertainable value or an exercise price below fair market value of the common stock on the date of grant, but the participant will be taxed at the time the option is exercised.

The amount of taxable income that will be earned upon exercise of a non-qualified option will be the difference between the fair market value of the common stock on the date of the exercise and the exercise price of the option. We will be allowed a business expense deduction to the extent of the amount of the participant’s taxable income recognized upon the exercise of a non-qualified option. Because the option holder is subject to tax immediately upon exercise of the option, there are no applicable holding periods for the stock. The option holder’s tax basis in the common stock purchased through the exercise of a non-qualified option will be equal to the exercise price paid for the stock plus the amount of taxable gain recognized upon the exercise of the option. The option holder may be subject to additional tax on sale of the stock if the price realized exceeds his or her tax basis.

SARs; Restricted Stock; and Restricted Stock Units

A recipient of an SAR will not recognize taxable income upon the grant of the SAR. The recipient of the SAR will recognize ordinary income upon exercise of the SAR in an amount equal to the difference between the fair market value of the shares and the exercise price on the date of exercise. Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.

A recipient of a Restricted Stock Award will not have taxable income upon the grant, unless the Restricted Stock is then vested, or unless the recipient elects under Section 83(b) of the Code to be taxed at the time of grant. Otherwise, upon vesting of the shares, the recipient will recognize ordinary income equal to the fair market value of the shares at the time of vesting less the amount paid for such shares, if any. Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.

A recipient of a Restricted Stock Unit does not recognize taxable income when the Award is granted. When vested Restricted Stock Unit (and dividend equivalents, if any) is settled and distributed, the participant will recognize ordinary income equal to the amount of cash or the fair market value of shares received, less the amount paid for the Restricted Stock Unit, if any.

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ERISA

The Incentive Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, and is not qualified under Code Section 401(a).

ARTICLES AMENDMENT PROPOSAL

We are asking our shareholders to approve an amendment (the “Amendment”) to our Articles of Incorporation that, if approved, will increase the authorized number of shares of our common stock, no par value, to 85,000,000, from the currently authorized number of 50,000,000 shares. We refer to this proposal as the Articles Amendment Proposal.

The operative provision of the proposed Amendment would read as follows:

“Article THREE of the Articles of Incorporation of the corporation is amended to read as follows:

THREE: The corporation is authorized to issue two classes of shares, which shall be designated “Common Stock” and “Preferred Stock.” The number of shares of Common Stock which the corporation is authorized to issue is 85,000,000, and the number of shares of Preferred Stock which the corporation is authorized to issue is 5,000,000. The Preferred Stock may be issued in one or more series as the board of directors may by resolution designate. The board of directors is authorized to fix the number of shares of any series of Preferred Stock and to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon the Preferred Stock as a class, or upon any wholly unissued series of Preferred Stock. The board of directors may, by resolution, increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series of Preferred Stock subsequent to the issue of shares of that series.”

The text of the proposed Amendment is subject to modification to include such changes as our Board determines to be necessary or advisable to effect the Articles Amendment Proposal.

Vote Required; Effect of Abstentions and Broker Non-Votes

For the Articles Amendment Proposal to be approved in accordance with the requirements of California law, the affirmative vote of the holders of not less than a majority of our outstanding shares entitled to vote is required.

Broker non-votes occur when a beneficial owner of outstanding shares held in “street name” fails to provide instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” If you as beneficial owner do not provide voting instructions, the broker or nominee cannot vote the shares with respect to “non-routine” matters, but can vote the shares with respect to “routine” matters. Typically, when brokers are able to vote the shares, they vote in favor of the matter. We believe the Articles Amendment Proposal is a “routine” matter and, as a result, we do not expect there to be any broker non-votes for this proposal. As long as one of the matters submitted for approval is deemed to be routine, as is the case with this proxy, any proxies reflecting broker non-votes (if any) will be counted towards the quorum requirement. If you do not vote your shares for this routine matter, your broker will have the discretion to vote your shares and broker non-votes will have the effect of a vote against the Articles Amendment Proposal. Accordingly, we strongly encourage you to submit your proxy and exercise your right to vote as a stockholder to ensure that your shares are voted in the manner in which you want them to be voted.

If you check the “abstain” box for the Articles Amendment Proposal on the proxy card or if you attend the Meeting without submitting a proxy and you abstain from voting on the Articles Amendment Proposal, your shares will be counted for purposes of determining the presence or absence of a quorum but will not be counted for purposes of determining whether the Articles Amendment Proposal has received an affirmative vote sufficient for approval. Because the vote to approve the Articles Amendment Proposal requires the affirmative vote of a majority of our outstanding shares of common stock, an abstention on the Articles Amendment Proposal has the effect of a vote against the Articles Amendment Proposal.

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The Board of Directors Recommends A Vote “FOR” the

Approval of the Articles Amendment Proposal

Reasons for the Amendment

Our Board of Directors believes that the proposed increase in the number of authorized shares of Common Stock is desirable in order to enhance our flexibility in taking possible future actions, such as raising additional equity capital, making acquisitions using our equity as consideration, awarding equity compensation or pursuing other corporate purposes. As of July 12, 2018, the record date for determining shareholders entitled to notice of and to vote at the Meeting, we had 39,407,566 shares of Common Stock issued and outstanding, 4,383,967 shares of Common Stock reserved for issuance upon the exercise of outstanding stock options, and 2,779,221 shares of Common Stock reserved for issuance upon the exercise of outstanding stock purchase warrants, leaving only 3,429,246 shares of Common Stock available to OncoCyte for use in raising capital, making acquisitions, awarding equity compensation, or pursuing other corporate purposes. OncoCyte has not yet commercialized any of the cancer diagnostic tests that it is developing and, until such time as it is able to do so and to generate sufficient revenue to finance its operations, it will need to raise additional capital, which may occur through the sale of Common Stock, preferred stock, and securities convertible into or exercisable for shares of Common Stock or preferred stock. OncoCyte may also issue or sell shares of Common Stock to acquire businesses or assets to expand its technology and product portfolios. OncoCyte considers potential sources of financing and potential acquisition candidates from time to time when opportunities arise; however, OncoCyte is not presently a party of any financing or acquisition agreements, and OncoCyte may not be able to raise capital or consummate acquisitions on terms it deems acceptable, or at all.

If approved by our shareholders, the Articles Amendment will allow OncoCyte to issue shares of Common Stock to accommodate its foreseeable needs and objectives without further approval by OncoCyte shareholders. By increasing the authorized number of shares of Common Stock in advance of any specific transactions, we will be able to act in a timely manner when an opportunity involving the issuance of Common Stock arises, or when our Board of Directors believes it is in the best interests of OncoCyte and our shareholders to take action, without the delay, uncertainty and expense that could be involved in obtaining shareholder approval in the midst of that opportunity. The additional shares of Common Stock being authorized by the Articles Amendment will be unreserved and available for issuance. No further shareholder authorization would be required prior to the issuance of those shares of Common Stock by us, except where approval by our shareholders is required under NYSE American rules or the California Corporations Code.

The additional shares of Common Stock authorized by adoption of the Articles Amendment have rights identical to the currently outstanding shares of Common Stock. Adoption of the Articles Amendment and issuance of any newly authorized shares of Common Stock will not affect the rights of the holders of the currently outstanding shares of Common Stock, except for effects incidental to increasing the number of our shares of Common Stock outstanding, such as dilution of the earnings (loss) per share and voting rights of current holders of shares of Common Stock.

The increase in authorized shares of Common Stock could make more difficult or discourage attempts to obtain control of OncoCyte, thereby having an anti-takeover effect. The increase in the authorized Common Stock was not proposed by our Board of Directors in response to any known threat to acquire control of OncoCyte.

Our Articles of Incorporation currently provide our Board of Directors with the authority to issue up to 5,000,000 shares of preferred stock and to determine the preferences, limitations and relative rights of shares of preferred stock and to fix the number of shares of preferred stock constituting any series and the designation of such series, without any further vote or action by our shareholders. This authority of the Board of Directors will not be changed by the Articles Amendment, and the Articles Amendment will not increase the total number of shares of preferred stock that the Board of Directors may determine to issue.

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PROPOSALS OF SHAREHOLDERS

Shareholders who intend to present a proposal for action at our 2019 Annual Meeting of Shareholders must notify our management of such intention by notice received at our principal executive offices not later than February 17, 2019 for such proposal to be included in our proxy statement and form of proxy relating to such meeting.

ANNUAL REPORT

Our Annual Report on Form 10-K filed with the SEC for the fiscal year ended December 31, 2017, without exhibits, may be obtained by a shareholder without charge, upon written request to the Secretary of OncoCyte.

By Order of the Board of Directors,

Judith Segall
Secretary

July 27, 2018

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HOW TO ATTEND THE ANNUAL MEETING

If you are a “shareholder of record” (meaning that you have a stock certificate registered in your own name), your name will appear on our shareholder list. You will be admitted to the Meeting upon showing your proxy card, driver’s license, or other identification.

If you are a “street name” shareholder (meaning that your shares are held in an account at a broker-dealer firm) your name will not appear on our shareholder list. If you plan to attend the Meeting, you should ask your broker for a “legal proxy.” You will be admitted to the Meeting by showing your legal proxy. You probably received a proxy form from your broker along with your Proxy Statement, but that form can only be used by your broker to vote your shares, and it is not a “legal proxy” that will permit you to vote your shares directly at the Meeting. If you cannot obtain a legal proxy in time, you will be admitted to the Meeting if you bring a copy of your most recent brokerage account statement showing that you own OncoCyte shares. However, if you do not obtain a legal proxy, you can only vote your shares by returning to your broker, before the Meeting, the proxy form that accompanied your Proxy Statement.

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APPENDIX A

2018 EQUITY INCENTIVE PLAN

ONCOCYTE CORPORATION

1. Purpose; Eligibility.

1.1 General Purpose. The name of this plan is the OncoCyte Corporation 2018 Equity Incentive Plan (the “Plan”). The purposes of the Plan are to (a) enable the Company, to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the shareholders of the Company; and (c) promote the success of the Company’s business.

1.2 Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company.

1.3 Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, and (d) Stock Awards.

2. Definitions.

“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

“Award” means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right, or a Stock Award.

“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of OncoCyte, as constituted at any time.

A-1

“Cause” means:

With respect to any Employee or Consultant: (a) If the Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or (b) If no such agreement exists, or if such agreement does not define Cause: (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving wilful malfeasance or material fiduciary breach with respect to the Company or an Subsidiary; (ii) conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company or any of its Affiliates; (iii) wilful conversion or misappropriation of corporate funds; (iv) gross negligence or wilful misconduct with respect to the Company or an Subsidiary; or (v) material violation of any state or federal securities law.

With respect to any Director, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following:(a) malfeasance in office; (b) gross misconduct or neglect; (c) false or fraudulent misrepresentation inducing the director’s appointment; (d) wilful conversion or misappropriation of corporate funds; or (e) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

“Change in Control” (a) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any Person that is not a subsidiary of the Company; (b) the date which is 10 business days prior to the consummation of a complete liquidation or dissolution of the Company; (c) the acquisition by any Person of Beneficial Ownership of 50% or more (on a fully diluted basis) of either (i) the then outstanding shares of Common Stock of the Company, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company or any Subsidiary, (B) any acquisition by any employee benefit plan sponsored or maintained by the Company or any subsidiary, (C) any acquisition which complies with clauses, (i), (ii) and (iii) of subsection (d) of this definition or (D) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant); or (d) the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s shareholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (A) the entity resulting from such Business Combination (the “Surviving Company”), or (B) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors (or the analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination; (ii) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the Beneficial Owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the Parent Company (or the analogous governing body) (or, if there is no Parent Company, the Surviving Company); and (iii) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination.

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“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means a committee of the Board appointed by the Board to administer the Plan in accordance with Section 3.3 and Section 3.4.

“Common Stock” means the common shares, no par value per share, of OncoCyte, or such other securities of the OncoCyte as may be designated by the Board or Committee from time to time in substitution thereof.

“Company” means OncoCyte and any or all of its Subsidiaries.

“Consultant” means any individual who is engaged by the Company to render consulting or advisory services.

“Continuous Service” means that the Participant’s service with the Company, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service (such as a change of employment from one Subsidiary to another Subsidiary), provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee to a Director will not constitute an interruption of Continuous Service. The Board or Committee, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by the Board or Committee, such as sick leave, military leave, or any other personal or family leave of absence.

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“Director” means a member of the Board.

“Disability” means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined by the Board or Committee or under procedures adopted by the Board or Committee. Except for a determination of Disability within the meaning of Section 22(e)(3) of the Code for purposes of an Incentive Stock Option, the Board or Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company in which a Participant participates.

“Effective Date” shall mean the date as of which this Plan is adopted by the Board.

“Employee” means any person employed by the Company; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent corporation within the meaning of Code Section 424. Mere service as a Director or payment of a director’s fee by the Company shall not be sufficient to constitute “employment” by the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any national stock exchange, inter-dealer quotation system, or over-the-counter market that reports closing prices, including without limitation, the New York Stock Exchange, NYSE MKT, or the OTC Bulletin Board, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in the Wall Street Journal or such other source as the Board or Committee deems reliable. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Board or Committee, using such methods as the Board or Committee determines to be reasonable under the circumstances, and such determination shall be conclusive and binding on all persons.

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“Free Standing Rights” has the meaning set forth in Section 7.1(a).

“Good Reason” means: (a) if an Employee or Consultant is a party to an employment or service agreement with the Company and such agreement provides for a definition of Good Reason, the definition contained therein; or (b) if no such agreement exists or if such agreement does not define Good Reason, the occurrence of one or more of the following without the Participant’s express written consent, which circumstances are not remedied by the Company within thirty (30) days of its receipt of a written notice from the Participant describing the applicable circumstances (which notice must be provided by the Participant within ninety (90) days of the Participant’s knowledge of the applicable circumstances): (i) any material increase in the Participant’s duties (other than by way of promotion attendant with additional responsibilities, authority or title and an increase in salary commensurate therewith), (ii) any material diminution of responsibilities, authority, title, status or reporting structure; (iii) a material reduction in the Participant’s base salary or bonus opportunity; or (iv) a geographical relocation of the Participant’s principal office location by more than fifty (50) miles.

“Grant Date” means the date on which the Board or Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

“Non-qualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“OncoCyte” means OncoCyte Corporation, a California corporation, and any successor company or any parent company.

“Option” means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.

“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

“Option Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

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“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

“Performance Goals” means one or more goals established by the Board or Committee that must be attained by OncoCyte or a Subsidiary, or a division, business unit or operational unit of OncoCyte or a Subsidiary in order for an Award to vest or for the determination of the amount of an Award. A Performance Goal may be based on financial results or performance or upon the attainment of any other goal or milestone designated by the Board or Committee such as, by way of example only and not by way of limitation, the attainment of a specified amount of sales, revenues, or net income, an increase in the Fair Market Value of the Common Stock, or the commencement or successful completion of a clinical trial of a new drug, biological product, or medical device.

“Permitted Transferee” means: (a) a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; and (b) in conjunction with the exercise of an Option, and for the purpose of obtaining financing for such exercise, the option holder may arrange for a securities broker/dealer to exercise an option on the option holder’s behalf, to the extent necessary to obtain funds required to pay the exercise price of the option, provided that the Fair Market Value of the Common Stock determined as of the date immediately before the date of such transfer exceeded the exercise price of the Option.

“Plan” means this OncoCyte 2018 Equity Incentive Plan, as amended and/or amended and restated from time to time.

“Related Rights” has the meaning set forth in Section 7.1(a).

“Restricted Period” has the meaning set forth in Section 7.2(a).

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

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“Stock Appreciation Right” means the right pursuant to an Award granted under Section 7.1 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

“Stock Award” means any Award granted pursuant to Section 7.2(a).

“Stock for Stock Exchange” has the meaning set forth in Section 6.4.

“Subsidiary” means (i) any corporation or other entity in which the Company possesses directly or indirectly equity interests representing at least 50% of the total ordinary voting power or at least 50% of the total value of all classes of equity interests of such corporation or other entity and (ii) any other entity in which the Company has a direct or indirect economic interest that is designated as a Subsidiary by the Committee.

“Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Subsidiaries.

“Voting Securities” means any class or series of stock or other securities entitling the holder vote for the election of Directors generally, but shall exclude any such security that entitles the holder to designate, appoint, or vote for the election of a minority of the Directors.

3. Administration.

3.1 Authority of Committee. The Plan shall be administered by the Board or, in the Board’s sole discretion, by a Committee. Subject to the terms of the Plan, the Board or Committee shall have the authority:

(a) to construe and interpret the Plan and apply its provisions;

(b) to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(d) to determine when Awards are to be granted under the Plan and the applicable Grant Date;

(e) from time to time to select those Participants to whom Awards shall be granted;

(f) to determine the number of shares of Common Stock to be made subject to each Award;

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(g) to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;

(h) to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment, and vesting provisions (subject to Section 3.5), and to specify the provisions of the Award Agreement relating to such grant;

(i) to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that no such amendment shall accelerate the vesting date of any Award except as otherwise permitted by the Plan; and provided, further, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;

(j) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;

(k) to make decisions with respect to outstanding Awards that may become necessary upon a Change in Control or an event that triggers anti-dilution adjustments;

(l) to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(m) to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

The Board or Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing, shareholder approval shall be required before the repricing is effective. As used in this paragraph, repricing means (i) reduction in the exercise price of an outstanding Option or SAR, and (ii) cancellation of an “underwater” or “out-of-the money” Award in exchange for other Awards or cash. An “underwater” or “out-of-the money” Award is one for which the exercise price is greater than the Fair Market Value of the underlying Common Stock.

3.2 Decisions Final. All decisions made by the Board or Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants.

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3.3 Delegation. The Board may delegate administration of the Plan to a committee or committees of the Board, and the term “Committee” shall apply to any such committee. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

3.4 Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy such exemption requirements, with respect to Awards to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors.

3.5 Acceleration of Vesting. The Committee or the Board of Directors shall not approve the acceleration of vesting of any Award, or provide for the acceleration of vesting of any Award in any Award Agreement, employment agreement or other agreement with a Participant, except in connection with the termination of Continuous Service of a Participant as a result of (a) death or Disability of the Participant, (b) termination of the employment or Continuous Service of a Participant by the Company without Cause, or by the Participant for Good Reason, or (c) termination of the employment or Continuous Service of a Participant by the Company or a successor in interest without Cause, or by the Participant for Good Reason, following a Change in Control. In the case of the acceleration of vesting of any performance-based Award, acceleration of vesting shall be limited to actual performance achieved, pro rata achievement of the performance goal(s) on the basis for the elapsed portion of the performance period (as determined by the Committee or the Board), or a combination of actual and pro rata achievement of performance goals.

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4. Shares Subject to the Plan.

4.1 Subject to adjustment in accordance with Section 11, a total of 5,000,000 shares of Common Stock shall be available for the grant of Awards under the Plan. Any shares of Common Stock granted in connection with Options and Stock Appreciation Rights shall be counted against this limit as one share for every one Option or Stock Appreciation Right awarded. Any shares of Common Stock granted in connection with Awards other than Options and Stock Appreciation Rights shall be counted against this limit as two (2) shares of Common Stock for every one (1) share of Common Stock granted in connection with such Award. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

4.2 Subject to adjustment in accordance with Section 11, no Participant shall be granted, during any one (1) year period, Options to purchase Common Stock and Stock Appreciation Rights with respect to more than 1,000,000 shares of Common Stock in the aggregate or any other Awards with respect to more than 500,000 shares of Common Stock in the aggregate. If an Award is to be settled in cash, the number of shares of Common Stock on which the Award is based shall not count toward the individual share limit set forth in this Section 4.

4.3 Any shares of Common Stock subject to an Award that is cancelled, forfeited or expires prior to exercise or realization, either in full or in part, shall again become available for issuance under the Plan. Any shares of Common Stock that again become available for future grants pursuant to this Section shall be added back as one share if such shares were subject to Options or Stock Appreciation Rights and as two (2) shares if such shares were subject to other Awards. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award, or (d) shares repurchased by the Company using Option proceeds.

5. Eligibility.

5.1 Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors. Awards may be granted to individuals whom the Committee determines are reasonably expected to become Employees, Consultants and Directors; provided that such grant and the Grant Date shall become effective only the individual becoming an Employee, Consultant or Director.

5.2 Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock at the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

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6. Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1 Term. An Option shall expire, and thereafter no longer be exercisable, on such date as the Board or Committee may designate; provided, however, no Option shall be exercisable after the expiration of 10 years from the Grant Date, and no Incentive Stock Option granted to a Ten Percent Shareholder shall be exercisable after the expiration of 5 years from the Grant Date. The expiration date of each Option shall be stated in the Award Agreement pertaining to the Option.

6.2 Exercise Price of An Incentive Stock Option. Subject to the provisions of Section 5.2 pertaining to Incentive Stock Options granted to Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3 Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

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6.4 Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) to the extent approved by the Board or Committee, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired (a “Stock for Stock Exchange”); (ii) a “cashless” exercise program established with a broker pursuant to which the broker exercises or arranges for the coordination of the exercise of the Option with the sale of some or all of the underlying Common Stock; (iii) any combination of the foregoing methods; or (iv) in any other form of consideration that is legal consideration for the issuance of Common Stock and that may be acceptable to the Board or Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any national securities exchange or an interdealer quotation system, or is traded in an over-the-counter market that reports closing prices) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

6.5 Transferability of An Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.

6.6 Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option may, in the sole discretion of the Board or Committee, be transferable to a Permitted Transferee, upon approval by the Board or Committee, to the extent provided in the Award Agreement or by subsequent consent granted by the Board or Committee. If the Non-qualified Stock Option does not provide for transferability or consent to transfer to a Permitted Transferee is not granted by the Board or Committee, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.

6.7 Vesting of Options. Each Option shall vest and therefore become exercisable in periodic instalments as determined by the Board or Committee or based upon the attainment of a Performance Goal or the occurrence of a specified event; provided, however, that no Option shall vest, in whole or in part, earlier than one year from the date of grant, except as permitted by Section 3.5. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock.

6.8 Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Board or Committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

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6.9 Extension of Termination Date. An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

6.10 Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

6.11 Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, executor, or personal representative, by a person who acquired the right to exercise the Option by bequest, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

6.12 Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.

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7. Provisions of Awards Other Than Options.

7.1 Stock Appreciation Rights.

(a) General

Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7.1, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone (“Free Standing Rights”) or in tandem with an Option granted under the Plan (“Related Rights”).

(b) Grant Requirements

Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

(c) Term of Stock Appreciation Rights

The term of a Stock Appreciation Right granted under the Plan shall be determined by the Board or Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.

(d) Vesting of Stock Appreciation Rights

Each Stock Appreciation Right shall vest and therefore become exercisable in periodic instalments as determined by the Board or Committee or based upon the attainment of a Performance Goal or the occurrence of a specified event; provided, however, that no Stock Appreciation Right shall vest, in whole or in part, earlier than one year from the date of grant, except as permitted by Section 3.5. The vesting provisions of individual Stock Appreciation Rights may vary. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock.

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(e) Exercise and Payment

Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Board Committee in its sole discretion), cash or a combination thereof, as determined by the Board or Committee.

(f) Exercise Price

The exercise price of a Free Standing Stock Appreciation Right shall be determined by the Board or Committee, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date of the Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof. No Stock Appreciation Rights may be granted in tandem with an Option unless the Board or Committee determines that the requirements of Section 7.1(b) are satisfied.

(g) Reduction in the Underlying Option Shares

Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.

7.2 Stock Awards.

(a) General

A Stock Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock. A Stock Award may, but need not, provide that such Stock Award may not be sold, assigned, transferred or otherwise disposed of, or pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period as the Board or Committee shall determine (the “Restricted Period”). Each Stock Award granted under the Plan shall be evidenced by an Award Agreement. Each Stock Award so granted shall be subject to the conditions set forth in this Section 7.2, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

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(b) Restricted Stock and Restricted Stock Units

(i)	Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the applicable payment terms, if any, for the Restricted Stock, and restrictions and other terms and conditions applicable to such Restricted Stock.

(ii)	Restricted Stock may be issued to a Participant without payment or without the delivery of a promissory note or instalment payment agreement only for services actually performed by the Participant prior to the issuance of the Restricted Stock.

(iii)	In the case of Restricted Stock sold to a Participant on an instalment payment basis, the Company may require, as a condition of the grant, that the Participant execute and deliver to the Company a promissory note or instalment payment agreement and a stock pledge or security agreement, and a blank stock power with respect to the Restricted Stock, in such form and containing such terms as the Board or Committee may require. No Restricted Stock shall be sold to an Officer or Director on instalment payment terms that would constitute an extension of credit in violation of in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002.

(iv)	If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement.

(v)	If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, a promissory note or instalment payment agreement, stock pledge or security agreement, escrow agreement, and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Board or Committee. The cash dividends or stock dividends so withheld and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Board or Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

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(vi)	The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside a fund for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. At the discretion of the Committee, each Restricted Stock Unit (representing one share of Common Stock) may be credited with cash and stock dividends paid by the Company in respect of one share of Common Stock (“Dividend Equivalents”). Dividend Equivalents shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of cash Dividend Equivalents withheld at a rate and subject to such terms as determined by the Board or Committee. Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Board or Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit and, if such Restricted Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents.

(c) Restrictions

(i)	Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.

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(ii)	Restricted Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(iii)	The Board or Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock and Restricted Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units are granted, such action is appropriate; provided, that the removal of such restrictions shall not occur earlier than one year from the date of grant of the Award except as permitted by Section 3.5.

(d) Restricted Period

With respect to Stock Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Board or Committee in the applicable Award Agreement; provided, however, that the Restricted Period shall not expire earlier than one year from the date of grant, except as permitted by Section 3.5.

(e) Delivery of Restricted Stock and Settlement of Restricted Stock Units

Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 7.2(c) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (provided, that no fractional shares shall be issued) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding Restricted Stock Unit (“Vested Unit”); provided, however, that, if explicitly provided in the applicable Award Agreement, the Company may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed with respect to each Vested Unit.

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(f) Stock Restrictions

Each certificate representing Restricted Stock awarded under the Plan shall, in addition to any other legends as may be required by law or by the Board or Committee, bear a legend to the following effect:

THESE SHARES MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY

8. Securities Law Compliance. All Awards, including all Options, Stock Appreciation Rights, and Stock Awards granted under the Plan shall be subject to the requirement that, if at any time the Board or the Committee shall determine, in its discretion, that the listing upon any securities exchange, or the registration under the Securities Act, or registration or qualification under any state law is required for the grant, exercise, issue , or sale of any Options, Stock Appreciation Rights, Common Stock, or Restricted Stock Units under the Plan, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection therewith, such Option, Stock Appreciation Rights, or Stock Award may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board or the Committee. Furthermore, if the Board or the Committee determines that any amendment to any Award (including, but not limited to, an increase in the exercise price of any Option or Stock Award) is necessary or desirable in connection with the registration or qualification of any of its shares under any state securities or “blue sky” law, then the Board or the Committee shall have the unilateral right to make such changes without the consent of the Participant to whom the Award was granted.

(a) Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (i) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (i) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require.

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(b) Except as may otherwise be required by the Securities Act, the Company shall not be required to register under the Securities Act the Plan, any Award or any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or any Common Stock issued or issuable pursuant to any such Award, and the Company shall have no liability for any delay in issuing or failure to issue or sell any Option, Stock Appreciation Right, Common Stock, or Restricted Stock Unit prior to the date on which a registration statement under the Securities Act becomes effective with respect to the offer, sale, and issuance of such Award, Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or Common Stock.

9. Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

10. Miscellaneous.

10.1 Acceleration of Exercisability and Vesting. The Board or Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

10.2 Shareholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 11 hereof.

10.3 No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company in the capacity in effect at the time the Award was granted or shall affect the right of the Company to terminate (a) the employment of an Employee with or without notice and with or without Cause, except as may otherwise be provided in a written employment agreement between the Company and the Participant, or (b) the service of a Director pursuant to the By-laws of OncoCyte or an Subsidiary, and any applicable provisions of the corporate law of the state in which OncoCyte or the Subsidiary is incorporated, as the case may be.

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10.4 Withholding Obligations. To the extent provided by the terms of an Award Agreement or as may be approved by the Board or Committee, a Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock.

11. Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, including the exercise price of Options and Stock Appreciation Rights and the number of shares of Common Stock subject to such Options, Stock Appreciation Rights, or Stock Awards, the maximum number of shares of Common Stock subject to all Awards stated in Section 4, and the maximum number of shares of Common Stock with respect to which any one person may be granted Awards during any period stated in Section 4 will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 11, unless the Board or Committee specifically determines that such adjustment is in the best interests of the Company, Board or the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 11 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

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12. Effect of Change in Control.

12.1 In the discretion of the Board and the Committee, any Award Agreement may provide, or the Board or the Committee may provide by amendment of any Award Agreement or otherwise (including in a written employment agreement), notwithstanding any provision of the Plan to the contrary, that in the event of a Change in Control, Options and/or Stock Appreciation Rights shall become immediately exercisable with respect to all or a specified portion of the shares subject to such Options or Stock Appreciation Rights, and/or the Restricted Period shall expire immediately with respect to all or a specified portion of the shares of Restricted Stock or Restricted Stock Units, if after such Change in Control the employment or Continuous Service of the Participant is terminated by the Company or its successor in interest without Cause or is terminated by the Participant for Good Reason.

12.2 In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days’ advance notice to the affected Participant, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such vested Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an exercise price (or SAR Exercise Price in the case of a Stock Appreciation Right) that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.

12.3 The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Subsidiaries, taken as a whole.

13. Amendment of the Plan and Awards.

13.1 Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock, and Section 13.3, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

13.2 Shareholder Approval. The Board may, in its sole discretion, submit any amendment to the Plan or any Award for shareholder. If any Award is granted under the Plan prior to the date that the Plan has been approved by the shareholders of OncoCyte, such Award shall be contingent upon the approval of the Plan by the shareholders of OncoCyte. Further, the Board or Committee may make the payment of any Award contingent upon shareholder approval.

13.3 No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and the Participant consents in writing, or (b) the Award was granted subject to the terms of the amendment.

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14. General Provisions.

14.1 Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Subsidiaries.

14.2 Clawback. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).

14.3 Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board or Committee from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

14.4 Sub-plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying blue sky, securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

14.5 Deferral of Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of shares of Common Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.

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14.6 Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

14.7 Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 11.

14.8 Delivery. Subject to Section 8 and Section 7.2(c), upon exercise of an Option or Stock Appreciation Right or Restricted Stock Unit granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. A period of 30 days shall be considered a reasonable period of time.

14.9 No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Board or Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded down, forfeited, or otherwise eliminated.

14.10 Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Committee may deem advisable.

14.11 Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

14.12 Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

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14.13 Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 14.13, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

14.14 Expenses. The costs of administering the Plan shall be paid by the Company.

14.15 Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

14.16 Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

14.17 Non-Uniform Treatment. The determinations of the Board or Committee under the Plan need not be uniform and may be made selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Board and Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

15. Effective Date of Plan. The Plan shall become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a stock Award, shall be granted) unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

16. Termination or Suspension of the Plan. The Plan shall terminate automatically on July 2, 2028 which is ten years from the date the Plan was approved by the Company’s Board of Directors. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date.

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17. Effect of Dissolution, Merger or Other Reorganization. Upon the dissolution or liquidation of OncoCyte, or upon a reorganization, merger or consolidation of OncoCyte as a result of which the outstanding Common Stock or other securities of the class then subject to Awards are changed into or exchanged for cash or property or securities not of OncoCyte’s issue, or upon a sale of substantially all the property of OncoCyte to, or the acquisition of more than eighty percent (80%) of the Voting Securities of OncoCyte then outstanding by, another corporation or person, this Plan shall terminate, and all unexercised Awards theretofore granted hereunder shall terminate, unless provision can be made in writing in connection with such transaction for the continuance of the Plan and/or for the assumption of Awards theretofore granted, or the substitution for Awards options or other rights covering the shares of a successor corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event the Plan and Awards theretofore granted shall continue in the manner and under the terms so provided, subject to such adjustments. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of OncoCyte or any Subsidiary or parent corporation to make adjustments, reclassifications, reorganizations or changes or its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

18. Choice of Law. The law of the State of California shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

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